UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Louisiana-Pacific Corporation

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LOUISIANA-PACIFIC CORPORATION	Proxy Statement and
414 Union Street, Suite 2000	Notice to Stockholders of
Nashville, Tennessee 37219	Annual Meeting
(615) 986-5600	May 3, 2013

March 20, 2013

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Louisiana-Pacific Corporation. The meeting will be held on Friday, May 3, 2013, at 9:30 a.m., local time, at LP’s Corporate Headquarters, 414 Union Street, Suite 2000, Nashville, Tennessee. We look forward to personally greeting those stockholders able to be present.

At this year’s meeting, you will be asked to vote on (1) the election of three directors, (2) the ratification of the selection of LP’s outside independent auditor, (3) an advisory vote relating to executive compensation, and (4) the approval of our 2013 Omnibus Stock Plan. Your Board of Directors unanimously recommends a vote for each of the four proposals. Action may also be taken on any other matters that are properly presented at the meeting.

Regardless of the number of shares you own, it is important that they be represented and voted at the meeting whether or not you plan to attend. Accordingly, you are encouraged to vote as soon as possible according to the instructions in the notice you received by mail or in the proxy statement.

The accompanying proxy statement contains important information about the annual meeting and your corporation. On behalf of the Board of Directors, thank you for your continued interest and support.

Sincerely,

Curtis M. Stevens

Director & Chief Executive Officer

LP is a trademark of Louisiana-Pacific Corporation.

LOUISIANA-PACIFIC CORPORATION

414 Union Street, Suite 2000

Nashville, Tennessee 37219

(615) 986-5600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 3, 2013

The 2013 Annual Meeting of Stockholders of Louisiana-Pacific Corporation (“LP”) will be held at LP’s Corporate Headquarters, 414 Union Street, Suite 2000, Nashville, Tennessee, on Friday, May 3, 2013, at 9:30 a.m. local time, to consider and vote upon the following matters:

1.	Election of three Class I directors.

2.	Ratification of the selection of Deloitte & Touche LLP as LP’s independent auditor for 2013.

3.	Advisory vote on compensation.

4.	Approval of the 2013 Omnibus Stock Plan.

Only stockholders of record at the close of business on March 4, 2013, are entitled to notice of and to vote at the meeting.

In accordance with the General Corporation Law of the State of Delaware, a complete list of the holders of record of LP’s Common Stock entitled to vote at the meeting will be open to examination, during ordinary business hours, at LP’s headquarters located at 414 Union Street, Suite 2000, Nashville, Tennessee 37219, for the ten days preceding the meeting, by any LP stockholder for any purpose germane to the meeting.

Admission to the meeting will be by ticket. The notice you received in the mail regarding the meeting will serve as your admission ticket. If you are a stockholder whose shares are held through an intermediary such as a bank or broker and you wish to attend the meeting, you may also obtain an admission ticket by presenting proof of share ownership, such as a bank or brokerage account statement, at the meeting entrance.

/S/ MARK A. FUCHS
MARK A. FUCHS
Secretary

Nashville, Tennessee

March 20, 2013

Whether or not you expect to attend the meeting, please vote as soon as possible according to the instructions in the notice you received by mail or, if you requested a paper copy of the proxy statement, on your enclosed proxy card. If you attend the meeting, you may withdraw your proxy and vote in person.

On written request, LP will provide, without charge, a copy of its Form 10-K Annual Report for 2012 filed with the Securities and Exchange Commission (including the financial statements and a list briefly describing the exhibits thereto) to any record holder or beneficial owner of LP’s Common Stock on March 4, 2013, the record date for the 2013 Annual Meeting, or to any person who subsequently becomes such a record holder or beneficial owner. The reports will be available for mailing in late March 2013. Requests should be mailed via first class U.S. postage to: Corporate Affairs, Louisiana-Pacific Corporation, 414 Union Street, Suite 2000, Nashville, Tennessee 37219.

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PROXY STATEMENT

Louisiana-Pacific Corporation, a Delaware corporation (“LP”), is soliciting proxies on behalf of its Board of Directors to be voted at the 2013 Annual Meeting of Stockholders (including any postponement or adjournment of the meeting). This proxy statement and the accompanying proxy card are being distributed to stockholders beginning on approximately March 20, 2013.

VOTING PROCEDURE

As allowed by rules and regulations of the Securities and Exchange Commission (the “SEC”), we are providing access to this proxy statement by Internet. You will not receive a paper copy of this proxy statement by mail unless you request it. Instead, you were sent a notice (the “Notice”) providing instructions on how to view this proxy statement and vote your proxy by Internet.

If you requested a paper copy of this proxy statement, a proxy card is enclosed for your use. To vote by mail, please sign, date, and return the proxy card promptly. For your convenience, a return envelope is enclosed, which requires no postage if mailed in the United States. You may indicate your voting instructions on the proxy card in the spaces provided. Properly completed proxies will be voted as instructed. If you return a proxy without indicating voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors for Items 1, 2, 3 and 4 listed in the Notice of Annual Meeting of Stockholders.

If you vote your proxy prior to the meeting, you may revoke it (1) by filing either a written notice of revocation or a properly signed proxy bearing a later date with the Secretary of LP at any time before the meeting, (2) by voting in person at the annual meeting, or (3) by following the instructions in the Notice.

If shares are held for your account in the Automatic Dividend Reinvestment Plan administered by Computershare Trust Company, N.A., all your shares held in the plan will be voted in the same manner as shares you vote by proxy. If you do not vote by proxy, the shares held for your account in the plan will not be voted.

Only stockholders of record at the close of business on March 4, 2013, are entitled to receive notice of the annual meeting and to vote at the meeting. At the record date, there were 139,293,137 shares of common stock, $1 par value (“Common Stock”) outstanding. Each share of Common Stock is entitled to one vote on each matter to be acted upon. A majority of the outstanding shares of Common Stock represented at the meeting will constitute a quorum. Additional information concerning holders of outstanding Common Stock may be found under the heading “Holders of Common Stock” below.

The Board of Directors has adopted a confidential voting policy which provides that the voting instructions of stockholders are not to be disclosed to LP except (a) in the case of communications intended for management, (b) in the event of certain contested matters, or (c) as required by law. Votes will be tabulated by independent tabulators and summaries of the tabulation will be provided to management.

Banks and brokers acting as nominees for beneficial owners are not permitted to vote proxies with regard to Items 1, 3 and 4 on behalf of beneficial owners who have not provided voting instructions to the nominee (a “broker non-vote”), making it especially important that, if you hold your shares in “street name,” you send your broker your voting instructions.

ITEM 1—ELECTION OF DIRECTORS

Nominees

The three nominees listed below for the Class I director positions to be voted on at the meeting are currently members of the Board of Directors. The term of office for the positions to be voted on will expire at the Annual Meeting of Stockholders in 2016.

The Board of Directors has determined that each of the nominees named below has no material relationship with LP (either directly or as a partner, stockholder, officer or director of an organization that has a relationship with LP) other than his or her service as a director of LP, and is not disqualified from being independent under the listing standards adopted by the New York Stock Exchange (the “NYSE”). The continuing members of the Board of Directors unanimously recommend a vote for each nominee.

Lizanne C. Gottung	Nominee for Term Expiring 2016

Lizanne C. Gottung, age 56, became a director of LP in 2006. Ms. Gottung has been Senior Vice President and Chief Human Resources Officer of Kimberly-Clark Corporation since 2002. She has held a variety of human resources, manufacturing and operational roles of increasing responsibility with Kimberly-Clark Corporation over the past 25 years. The Board selected Ms. Gottung to serve as a director based upon a number of considerations, including her experience in labor relations and human resources in a large publicly held corporation. The Board believes that her extensive experience in leading, designing and implementing human capital strategies including compensation and benefits, both domestically and globally, talent management, diversity and inclusion, organizational effectiveness and corporate health services make her particularly well-suited to continue to serve as a director of LP. Ms. Gottung is a member of the Environmental and Compliance Committee and the Compensation Committee.

Dustan E. McCoy	Nominee for Term Expiring 2016

Dustan E. McCoy, age 63, became a director of LP in 2002. Mr. McCoy has been Chairman and Chief Executive Officer and a director of Brunswick Corporation since December 2005. He joined Brunswick Corporation in September 1999 and has also served as Vice President, General Counsel and Corporate Secretary and President. In 1999 he was Executive Vice President of Witco Corporation, and prior to that served as Witco’s Senior Vice President, General Counsel and Corporate Secretary. Mr. McCoy is also a director of Freeport-McMoran Copper & Gold Inc. The Board selected Mr. McCoy to serve as a director because of his extensive experience in legal and compliance matters generally, and more specifically his experience in corporate governance and disclosure matters for publicly traded companies. The Board believes that Mr. McCoy’s broad understanding of the operational, financial and strategic issues facing large global companies, his leadership and oversight in LP’s compliance matters, his leadership roles for companies producing both commodity and specialty products, and his valuable strategic advice to the Board and management in advancing LP’s interests make him particularly well-suited to continue to serve as a director of LP. Mr. McCoy serves as Chair of the Environmental and Compliance Committee and as a member of the Nominating and Corporate Governance Committee.

Colin D. Watson	Nominee for Term Expiring 2016

Colin D. Watson, age 71, became a director of LP in 2000. Mr. Watson was President and Chief Executive Officer of Vector Aerospace Corporation from November 2003 until he retired in December 2004. Previously, he was a Director and CEO of Spar Aerospace Limited from December 1999 until his retirement from the Spar Aerospace board in January 2002. He also served as Chief Executive Officer and President and Chief Executive Officer of Spar Aerospace. From 1979 to 1996, Mr. Watson was President and Chief Executive Officer of Rogers Cable TV, Ltd. Mr. Watson was also a director of Rogers Communications Inc., until April 2012. The Board selected Mr. Watson to serve as a director because of his extensive financial and investment experience as well as his experience in operations in Canada. Mr. Watson is a citizen of Canada and he assists the Board in assessing the political and economic systems in Canada. The Board believes that his significant financial and leadership capabilities obtained from his senior leadership roles in a publicly traded company, along with his various roles in a number of private companies, make him particularly well-suited to continue to serve as a director of LP. Mr. Watson is a member of the Finance and Audit Committee and is the Chair of the Compensation Committee.

Your shares represented by a properly completed and returned proxy card will be voted FOR the election of the three nominees named above unless authority to vote is withheld (Item 1 on the proxy card). If any nominee becomes unavailable to serve (which is not anticipated), your proxy will be voted for a substitute nominee designated by the Board of Directors. The three nominees receiving the highest total number of votes will be elected. Shares not voted for the election of directors, whether because authority to vote is withheld, the record holder fails to return a proxy, or a broker non-vote occurs, will not count in determining the total number of votes for each nominee.

Continuing Directors

The current members of the Board of Directors whose terms of office will continue beyond the 2013 Annual Meeting of Stockholders are listed below. The Board of Directors has determined that each continuing director named below, except for Mr. Stevens, our Chief Executive Officer, has no material relationship with LP, either directly, or as a partner, stockholder, officer or director of an organization that has a relationship with LP, and is not disqualified from being independent under the NYSE’s listing standards.

E. Gary Cook	Current Term Expires 2014

E. Gary Cook, age 68, became a director of LP in 2000 and was appointed Chairman of the Board of Directors on November 1, 2004. Mr. Cook has been Chief Executive Officer and Chairman of InEnTec Chemical, LLC, since 2006. Mr. Cook was Chairman, President and Chief Executive Officer of Witco Corporation from 1996 until his retirement in 1999. Until 1996, he was President, Chief Operating Officer, and a director of Albemarle Corporation, he also served as Senior Vice President and director. Mr. Cook was previously a director of Trimeris Corporation. Mr. Cook was selected to serve as a director because of his leadership abilities and broad experience in specialty and commodity products. The Board also believes that Mr. Cook’s significant expertise in finance, capital markets and mergers and acquisitions, as well as his significant leadership capabilities in developing and maintaining a strong, diverse and independent Board with committees that work effectively to protect the integrity of the corporation as well as stockholder interests, make him particularly well-suited to serve as a director of LP. Mr. Cook serves as the non-Executive Chairman, the Chair of both the Nominating and Corporate Governance Committee and the Executive Committee, and as a member of the Finance and Audit Committee.

Kurt M. Landgraf	Current Term Expires 2014

Kurt M. Landgraf, age 66, became a director of LP in 2005. Mr. Landgraf has been President and Chief Executive Officer of Educational Testing Service since August 2000. Prior to that, he was Executive Vice President and Chief Operating Officer of E.I. Du Pont de Nemours and Company (“du Pont”) where he previously held a number of senior leadership positions, including Chief Financial Officer. Mr. Landgraf is also a director of Corning, Inc. Mr. Landgraf was previously a director of IKON Office Solutions, Inc. until it merged with Ricoh Company Ltd. on October 31, 2008. He has chaired the National Pharmaceutical Council, United Way of Delaware, the Delaware Association for Rights of Citizens with Mental Retardation, and Delaware CarePlan. He recently completed a term as President of the National Consortium for Graduate Degrees for Minorities in Engineering and Sciences, Inc. Mr. Landgraf was selected to serve as a director because he possesses valuable financial expertise and operations skills and experience, represented by his positions as the Chief Financial Officer and Chief Operating Officer of E.I. Du Pont de Nemours & Company. His knowledge and skills also provide the Company significant experience with capital markets transactions and investment in both public and private companies. The Board also considered his prior experience with global industrial and technology-dependent businesses, which provides the Company with informed judgment and a unique history for risk assessment, that makes him particularly well-suited to serve as a director of LP. Mr. Landgraf serves as the Chair of the Finance and Audit Committee and as a member of the Compensation Committee.

John W. Weaver	Current Term Expires 2014

John W. Weaver, age 67, became a director of LP in February 2010. Mr. Weaver served as President and Chief Executive Officer of Abitibi-Consolidated, Inc., from 1999 until it merged with Bowater, Inc. in October 2007, at which time he became the Executive Chairman of AbitibiBowater, Inc. Mr. Weaver resigned as Executive Chairman of AbitibiBowater, Inc. as of February 1, 2009 and from the Board of AbitibiBowater, Inc. as of October 31, 2009. AbitibiBowater, Inc. filed for protection and reorganization under the Bankruptcy laws of Canada and the United States in April 2009 and emerged in December 2010. Mr. Weaver held a number of senior executive positions in operations and sales prior to being appointed President and Chief Executive Officer of Abitibi-Consolidated, Inc. and has over 30 years of experience in the forest products industry. Mr. Weaver was a member of the Abitibi-Consolidated, Inc. board of directors, and has been the chair of both the Forest Products Association of Canada and FP Innovations and a director of the U.S. Endowment for Forestry and Communities. Mr. Weaver was selected to serve as a director based on a number of considerations, including his operational expertise in the forest products industry and the political, regulatory, and economic perspective his Canadian forest products experience provides. Mr. Weaver serves on the Nominating and Corporate Governance Committee and the Environmental and Compliance Committee.

Archie W. Dunham	Current Term Expires 2015

Archie W. Dunham, age 74, became a director of LP in 1996. Until September 30, 2004, he was Chairman of the Board and a director of ConocoPhillips, an international, integrated energy company. He served in various senior executive positions with Conoco Inc., including most recently as Chairman, President and Chief Executive Officer, for more than five years prior to its merger with Phillips Petroleum Company in 2002. Mr. Dunham was appointed non-Executive Chairman at Chesapeake Energy Corporation on June 21, 2012, and is currently a director of Union Pacific Corporation. Mr. Dunham previously served as a director of Pride International, Inc. until it merged with Ensco PLC on May 31, 2011, and Phelps Dodge Corporation until it merged with Freeport-McMoran Copper & Gold Inc. Mr. Dunham was selected to serve as a director based upon a number of considerations, including his leadership abilities and significant financial, investment and acquisition experience, including his experience in leading international operations and his ability to provide global political and economic perspectives and assist in assessing risk and global growth opportunities. Mr. Dunham serves as a member of the Finance and Audit Committee and Compensation Committee and Executive Committee.

Daniel K. Frierson	Current Term Expires 2015

Daniel K. Frierson, age 71, became a director of LP in 2003. Mr. Frierson has been Chairman and Chief Executive Officer of The Dixie Group, Inc., a manufacturer and distributor of high-end carpet and rugs headquartered in Chattanooga, Tennessee, for more than 15 years. He is also a director of Astec Industries, Inc. Mr. Frierson was selected to serve as a director based upon a number of considerations, including his operational experience in a specialty products based industry that sells into LP’s residential construction and repair/remodel customer base, his experience dealing with corporate governance, disclosure, investor relations and regulatory compliance matters, and his ability to assist in assessing risk and market influences. Mr. Frierson serves on the Nominating and Corporate Governance Committee and the Environmental and Compliance Committee.

Curtis M. Stevens	Current Term Expires 2015

Curtis M. Stevens, age 60, became a Director of LP in 2012. Mr. Stevens has been CEO of LP since May 4, 2012. Mr. Stevens served as the Chief Operating Officer of LP since December 5, 2011, and prior to that date served as Executive Vice President Administration and Chief Financial Officer of LP since 2002 and Chief Financial Officer of LP since 1997. Prior to joining LP, Mr. Stevens served for 14 years in various financial and operational positions at Planar Systems, Inc. Mr. Stevens is also a director of Quanex Building Products, a publicly traded OEM for residential and commercial construction markets. Mr. Stevens holds a B.A. in Economics and an M.B.A in Management from the University of California at Los Angeles. The Board of Directors selected Mr. Stevens to serve as a director based upon a number of considerations, including his appointment as Chief Executive Officer of LP, his prior performance as an executive at LP, his long history and deep familiarity with LP’s financial and operational matters, and his satisfaction of relevant criteria included in LP’s corporate governance principles. The Board of Directors also considered, in particular, Stevens’ expansive knowledge of the forest products industry in North America and South America, together with his knowledge and experience in finance, accounting, capital markets, information technology and international business operations. The Board also believes he is an effective liaison between the Board and management. Mr. Stevens serves on the Executive Committee and the Environmental and Compliance Committee.

Principles of Corporate Governance

Strong corporate leadership of the highest ethics and integrity has long been a major focus of LP’s Board of Directors and management. The key tenets of LP’s corporate governance principles include the following:

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A majority of the directors and all members of the Finance and Audit, Compensation, and Nominating and Corporate Governance Committees must be independent. To be considered independent under the corporate governance principles, a director must meet applicable standards imposed by the SEC and the NYSE, as well as additional requirements. The additional requirements are that the director: (1) is free of any relationship that may interfere with the exercise of his or her independent judgment as a director, and (2) has not been an officer or employee of LP (including its subsidiaries or affiliates) at any time in the past five years. The Board has determined that each current director other than Mr. Stevens is independent under these standards. The two committees on which Mr. Stevens serves are the Executive Committee and the Environmental and Compliance Committee. LP’s independence standards are available on its website together with the rest of the corporate governance standards, as summarized below.

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LP separated the position of Chairman of the Board and Chief Executive Officer in 2004 in order to more clearly distinguish the roles and duties of each position and enhance the independence of the Board. As a result, the Chairman of the Board has been designated to preside at Board meetings and executive sessions so long as he or she is an independent director. In the Chairman’s absence, the Board would designate another independent director to preside at these meetings.

•	The independent directors meet in executive session without management present in connection with each quarterly Board meeting.

•	Following any material change in employment or business association, a director must tender his or her resignation for consideration by the Board, which may choose not to accept it.

•	Directors must retire as of the date of the next annual meeting of stockholders after attaining age 75.

•	Directors are provided with orientation and continuing education opportunities relating to performance of their duties as directors.

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The composition, structure, purpose, responsibilities and duties of each of the standing Board committees other than the Executive Committee are set forth in written charters approved from time to time by the Board.

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The Board and Board committees have authority to engage outside advisors, including an independent compensation consultant and outside legal counsel, who are independent of management to provide expert or legal advice to the directors.

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The Nominating and Corporate Governance Committee oversees annual evaluations of the operations and effectiveness of the Board and its committees, and communicates the results of these evaluations to the full Board.

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LP has adopted a Code of Business Conduct and Ethics applicable to all directors, officers, and employees and a separate Code of Ethics for Senior Financial Officers, including the Chief Executive Officer, which relates to conflicts of interest and full, fair and accurate financial reporting. The Code of Business Conduct and Ethics addresses, among other matters, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, legal and regulatory compliance, and reporting of illegal or unethical behavior. Waivers of either code with respect to directors and executive officers may be made only by the Board or a Board committee to which this responsibility is delegated, and will be promptly disclosed to LP’s stockholders by posting on LP’s website at www.lpcorp.com. In 2012, there were no waiver requests.

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LP’s Chief Executive Officer is responsible for maintaining a succession planning process with respect to top management positions and to report to the Board annually regarding specific assessments and recommendations.

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The Board has adopted stock ownership guidelines for both outside directors and executive officers. The guidelines specify target amounts of share ownership. Each outside director is expected to acquire and hold a number of shares equal in value to five times the regular annual cash retainer for directors within five years of joining the Board. All current independent directors meet the guidelines. The guidelines for executive officers are discussed under the heading “Additional Policies and Guidelines Affecting Executive Compensation.”

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LP’s Insider Trading Policy prohibits LP’s directors, executive officers, senior management and certain other key managers from engaging in hedging or speculative transactions involving LP common stock, including buying or selling put or call options or entering into forward sale contracts.

Current copies of LP’s corporate governance principles, Code of Business Conduct and Ethics, and Code of Ethics for Senior Financial Officers are available on LP’s website at www.lpcorp.com by clicking on “About LP,” then “Investor Relations,” then “Corporate Governance.” Any amendments to either code will also be posted at www.lpcorp.com. Copies of any of these documents may also be obtained free of charge by writing to Corporate Affairs, Louisiana-Pacific Corporation, 414 Union Street, Suite  2000, Nashville, Tennessee 37219.

Leadership Structure and Oversight of Risk

Board Leadership Structure

The Board has nine members with a diverse set of skills and experiences. All of the members, except the Chief Executive Officer, are independent. In 2004, the Board determined, for the purpose of enhancing the Board’s independence and effectiveness, that it was in the best interests of LP and its stockholders to separate the Chairman position from the CEO. An independent director, Gary Cook, was elected by the Board to be the nonexecutive Chairman. The Board continues to have full access to the experience and insight of the CEO, as he is a member of the Board. If in the future, the Board determines that it is then in the best interests of LP and its stockholders to combine the Chairman and CEO positions, it will disclose its reasoning for modifying this structure.

The Chairman’s duties include: preparing agendas for Board meetings in consultation with other directors and management; chairing meetings of the Board and executive sessions of the independent directors; chairing meetings of the Executive Committee; leading the independent directors in periodic reviews of the performance of the CEO; keeping directors informed by timely distribution of information; serving as liaison between independent directors and the CEO; and recommending independent outside advisors who report directly to the Board on material issues.

Oversight of Risk

The directors are elected representatives of the stockholders and act as fiduciaries on their behalf. In performing its general oversight function, the Board reviews and assesses LP’s strategic and business planning as well as management’s approach to addressing significant risks. While the full Board meets at least quarterly, it has delegated much of its risk oversight activities to various Board committees (discussed below). All committees report directly to the Board regularly and all committee minutes are distributed for review by the entire Board. Additionally, the Board and committees are authorized to retain independent advisors, including attorneys or other consultants, to assist in their oversight activities.

As set out in LP’s Corporate Governance Principles, it is the responsibility of the CEO, and of senior management under the CEO’s direction, to operate the business of LP on a day-to-day basis in a competent and ethical manner to produce value for the stockholders, and to regularly inform the Board of the status of LP’s business operations. Management’s responsibilities include strategic planning, preparation of annual operating plans and budgets, risk management and financial reporting. The Board fulfills its oversight responsibilities as set out in the Corporate Governance Principles on behalf of the stockholders and in furtherance of LP’s long-term health. The Board’s role does not involve managing the daily complexities of business transactions. The current leadership structure provides directors with significant information related to risks faced by LP, as well as an opportunity to synthesize, discuss and consider these risks independent of management and to provide guidance to management.

As part of its oversight responsibilities, the Board and its committees are involved in the oversight of risk management of LP. It does so in part through its review of findings and recommendations by LP’s Risk Management Council, the participants of which are executives and/or functional department leaders in the areas of Risk Management, Finance, Audit, Legal, Environmental, Product Quality, and Compliance, all of whom supervise day-to-day risk management throughout LP. The purpose of the Risk Management Council is to help the CEO assess the effectiveness of LP’s handling of financial and business risks. The Board or its committees have direct access to financial and compliance leaders on a quarterly basis or as needed. Further, LP’s Treasurer and Risk Manager periodically presents to the Finance and Audit Committee, or the Board, a comprehensive report as to the Council’s risk mapping efforts, as well as management’s efforts to mitigate and transfer risk.

The Board committees consider the risks within their areas of responsibilities under each of their charters. The Finance and Audit Committee considers operational and financial risk on a quarterly basis and reviews various guidelines for cash, credit and liquidity measures. It also reviews risks related to financial disclosures and reporting and reviews the audit risk assessment identifying internal controls and risks that affect the audit plan for the coming year. The Nominating and Corporate Governance Committee reviews the various regulatory changes and trends related to corporate governance, including Board member selection and maintaining appropriate corporate governance principles and guidelines, as well as conducting annual evaluations to assess Board and committee effectiveness. The Environmental and Compliance Committee reviews quarterly each compliance function and considers the various allegations, disciplinary actions and training statistics, and annually reviews the entire ethics program and any waivers of the program. The Compensation Committee reviews LP’s overall compensation programs and their effectiveness at linking executive pay to long-term performance, as well as aligning the interests of management with stockholders. Each director is informed of the oversight activities of each committee through regular reports by the Committee Chairs to the entire Board as well as reviewing the minutes of each committee meeting.

Board and Committee Meetings

During 2012, each director attended at least 75% of the aggregate of the total number of meetings of the Board and meetings held by all committees of the Board on which he or she served during his or her tenure on the Board or such committees. The Board of Directors held four regular quarterly meetings in 2012. LP does not have a policy regarding attendance by directors at the annual meeting of stockholders. In 2012, six of nine directors attended the annual meeting.

The Board’s committees and membership on each committee as of March 4, 2013, are set forth in the table below. Except as otherwise noted, each committee member also served as shown in the table throughout 2012. Each committee shown below other than the Executive Committee has a written charter delineating its membership, duties and functions. Copies of the charters are available on LP’s website as described above under “Principles of Corporate Governance” and may also be obtained by writing to the address listed above.

Name of Director	Finance and Audit	Compensation	Nominating and Corporate Governance	Environmental and Compliance	Executive
E. Gary Cook	X		X*		X*
Archie W. Dunham	X	X			X
Daniel K. Frierson			X	X
Curtis M. Stevens (from 5/4/12)				X	X
Lizanne C. Gottung		X		X
Kurt M. Landgraf	X*	X
Dustan E. McCoy			X	X*
Colin D. Watson	X	X*
John W. Weaver			X	X

X = Committee member; * = Chairman [Mr. Landgraf replaced Mr. Dunham as Chair of the Finance and Audit Committee as of November 1, 2012.]

Finance and Audit Committee

The Finance and Audit Committee (the “Audit Committee”) held seven meetings during 2012. Two of these meetings included education and training sessions on financial, accounting and disclosure issues currently applicable to LP. In order to effectively perform its oversight responsibilities and duties, the Audit Committee holds, in addition to executive sessions, separate sessions from time to time with LP’s management, internal auditors, and the independent auditor.

The Audit Committee has sole authority and responsibility to select, retain, oversee, and replace LP’s independent auditor and to approve its compensation. The Audit Committee is responsible for pre-approving all audit services and legally-permitted non-audit services. The Audit Committee reviews the annual audit plan of the independent auditor and performs an annual evaluation of the auditor’s qualifications, performance and independence. The Audit Committee also reviews reports by the auditor regarding discussions with management relating to critical accounting policies, alternative treatments of financial information under generally accepted accounting principles, and other significant accounting issues, the results of the audits and the quarterly and annual financial statements, the opinion to be rendered by the auditor in connection with LP’s audited financial statements, and its audit of internal control over financial reporting. The Audit Committee meets with the auditor to discuss any audit problems or difficulties and management’s responses. The Audit Committee is responsible for reviewing and discussing with the auditor all matters that are required to be reviewed and discussed with the auditor under applicable legal, regulatory and corporate governance rules.

The Audit Committee also oversees LP’s internal audit function and internal control systems, including reviewing LP’s internal audit plans, the scope, coverage and objectivity of the internal audits performed, and the adequacy and the effectiveness of certain internal legal compliance programs. The Audit Committee also oversees LP’s disclosure controls and procedures and internal controls over financial reporting, and its guidelines, policies and programs with respect to financial risk assessment and risk management. The Director of Internal Audit attends meetings of and reports to the Audit Committee quarterly, as well as on an as-needed-basis, and also meets with the Audit Committee separate from management.

With respect to financial and financial reporting matters, the Audit Committee makes recommendations as appropriate to the Board of Directors regarding capital structure issues, dividend policy, treasury stock purchases, acquisitions and divestitures, external financing, complex financial transactions, and investment and debt policies. The Audit Committee also reviews and discusses with management the status and potential financial implications of significant legal and tax matters, major issues regarding accounting principles, significant financial reporting issues, the effect of regulatory and accounting initiatives on LP’s financial statements, the financial results to be included in LP’s reports filed with the SEC, and LP’s earnings press releases and other financial information provided to the public. Additionally, the Audit Committee regularly meets with the Corporate Treasurer, Risk Manager and General Counsel to review various credit, operational and legal/compliance risks and methods of risk mitigation, including insurance coverage and limits.

The Audit Committee is also responsible for reviewing transactions between LP and certain related persons as described under the heading “Related Person Transactions.” The Audit Committee conducts an annual self-evaluation of responsibilities under its charter and various regulatory requirements and reports its findings to the Board.

Audit Committee Financial Experts

The Board of Directors has determined that each member of the Audit Committee is financially literate, as that term is used in the NYSE’s listing standards, and an “audit committee financial expert,” as defined in the SEC’s rules and regulations. The Board of Directors has also determined that each member of the Audit Committee meets the independence requirements for audit committee membership mandated by the Sarbanes-Oxley Act of 2002 and incorporated into the NYSE’s listing standards.

Compensation Committee

The Compensation Committee, which met five times in 2012, exercises the authority of the Board of Directors with respect to the compensation of LP’s executive officers, including salaries, cash incentive compensation, equity-based compensation, deferred compensation, retirement benefits, and severance pay and benefits. It is responsible for administering LP’s 1997 Incentive Stock Award Plan (the “Stock Award Plan”), as well as its Amended and Restated Annual Cash Incentive Award Plan (the “Cash Incentive Plan”) with respect to awards to management. In addition, the Compensation Committee administers LP’s other compensation and benefit plans covering officers and employees to the extent authorized under the terms of the plan or by action of the Board of Directors, including the participation in each plan by LP’s executive officers. Neither the Compensation Committee nor the Board, however, administers any ERISA or other pension plans.

The Compensation Committee is also responsible for making recommendations to the Board of Directors as to existing and proposed compensation and benefit plans. The Compensation Committee conducts an annual self-evaluation of its performance and satisfaction of its responsibilities under its charter and various regulatory requirements and reports its findings to the Board.

In order to facilitate compliance with special rules affecting the deductibility of executive compensation under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the short-swing profit liability provisions of the federal securities laws, certain compensation decisions with respect to LP’s executive officers are made by a special subcommittee of the Compensation Committee. Presently, each member of the Compensation Committee is also a member of the subcommittee. The subcommittee is responsible for decisions relating to (1) performance goals associated with performance-based compensation, including under the Cash Incentive Plan, and (2) criteria for equity-based awards under the Stock Award Plan.

Under its charter, the Compensation Committee has the authority in its sole discretion to retain the services of outside consultants to assist it in making decisions regarding executive compensation and other compensation matters for which it is responsible. The Compensation Committee also has sole authority to terminate its consultants and to approve the fees and other terms of their engagement. The Compensation Committee has retained the firm of Frederic W. Cook & Co., Inc. (“Frederic Cook”) as the committee’s independent compensation consultant to assist the committee in the discharge of its responsibilities, and to provide such services to the committee in relation thereto as the committee may from time to time request.

The Compensation Committee approved a list of measures intended to ensure Frederic Cook’s status as an independent consultant to the committee, including that the consultant will report to the committee and have unrestricted access to the Chairman, the consultant will attend executive sessions with the committee, any services requested of the consultant by management are subject to prior approval by the Chairman, and the Chairman will receive a copy of all invoices sent to LP by the consultant.

A managing director of Frederic Cook generally participates in the Compensation Committee’s meetings, including the executive sessions. Frederic Cook provides advice to the committee regarding individual performance objectives for target awards to certain executive officers under the Cash Incentive Plan, the composition of the peer group and benchmarks for purposes of analyzing LP’s competitive position with respect to executive compensation, market survey data supporting compensation packages for new and existing executive officer positions, and the effect of SEC rules on LP’s disclosures regarding the committee and executive compensation in LP’s proxy statements.

Members of LP’s management, including its Chief Financial Officer, Vice President, Human Resources, and Vice President, General Counsel and Corporate Secretary, generally attend each Compensation Committee meeting. However, no LP officers or employees attend the executive sessions held by the committee in conjunction with each of its regular quarterly meetings, and LP executives are excused during committee discussions and determinations regarding their individual compensation.

In connection with its review and approval of various elements of LP’s executive compensation program, the Compensation Committee reviews and analyzes appropriate information prepared by the committee’s outside consultant and LP’s management, including compensation benchmark data compiled by Frederic Cook, quarterly reports provided by management regarding stock transactions and ownership levels of LP’s executive officers, descriptions of perquisites provided to executive officers, and profiles for each executive officer showing a breakdown of key components of executive compensation and total amounts paid or accrued by LP.

Members of LP’s management, including its Chief Executive Officer, Chief Financial Officer, and Vice President, Human Resources, made recommendations to the Compensation Committee concerning various elements of LP’s compensation program during 2012, including elements of the program that apply to executive officers. Such recommendations related to base salary levels for LP’s executive officers and target bonus amounts under the Cash Incentive Plan, the allocation between corporate performance goals and individual performance goals for the target bonuses, identification and calculation of the corporate performance goal, and establishment of individual performance goals for each executive officer. Those members of management also made recommendations regarding the terms, size, and value of proposed grants of restricted stock and stock-settled stock appreciation rights (“SSARs”) under the Stock Award Plan. LP’s Chief Executive Officer provides the committee with an evaluation to assist the committee in assessing the performance of executive officers other than himself, as described under the heading “Compensation of Executive Officers—Compensation Discussion and Analysis—Achievement of Performance Goals for 2012.”

Environmental and Compliance Committee

The Environmental and Compliance Committee, which met four times during 2012, is responsible for reviewing the effectiveness of LP’s environmental management systems and ethics and compliance programs, product quality management systems, other legal compliance programs, and non-financial compliance audit work performed by LP’s internal audit group. The Environmental and Compliance Committee receives quarterly written reports directly from functional leaders responsible for compliance, including the Vice President of Environmental Health & Safety, the Director of Internal Audit Department, the Director of Quality, and the Director of Compliance. Additionally, these leaders report in person annually to the committee on a rotating basis and are generally available for other committee meetings as needed. The Director of Compliance is a regular participant in committee meetings. The Environmental and Compliance Committee conducts an annual self-evaluation of its performance and satisfaction of its responsibilities under its charter and reports its findings to the Board.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”), which met four times in 2012, is authorized to establish procedures for selecting and evaluating potential nominees for director and to recommend to the Board of Directors qualifications for membership on the Board, including standards of independence for outside directors. The Nominating Committee also considers and makes recommendations to the Board regarding the size and diversity of the Board of Directors and Board committees, the selection of candidates for director, and the compensation of directors, including annual retainers, meeting fees, deferred compensation, stock and option grants, and pension or retirement plans. It develops and recommends for consideration by the Board principles, guidelines, and procedures for other matters of corporate governance that may arise. The Nominating Committee periodically reviews LP’s Code of Business Conduct and Ethics, which covers directors, officers and employees and addresses conflicts of interest, reporting of illegal or unethical behavior and related issues, and makes any recommendations to the Board for changes as it deems appropriate. It also oversees annual evaluations of the effectiveness of the Board of Directors, the operations of Board committees (including itself), and the contributions of individual directors.

Compensation for outside directors, including annual cash retainers, meeting fees, and annual equity-based grants, are described below under “Directors’ Compensation.” The Nominating Committee may request advice from Frederic Cook, its independent compensation consultant, regarding the types and amount of compensation provided to LP’s outside directors.

Consideration of Director Nominees

LP’s corporate governance principles approved by the Nominating Committee and adopted by the Board provide that directors must be persons of integrity, with significant accomplishments and recognized business stature, who will bring a diversity of perspectives to the Board. Although the Board has not adopted a specific policy with regard to considering diversity in identifying director nominees, it believes that appropriate expertise, gender, cultural and geographical diversity should be reflected on the Board. Directors must also be able to commit the necessary time to prepare for and attend all regularly scheduled meetings of the Board and committees on which they serve, except when there are unavoidable business or personal conflicts. At least one outside director should have significant experience in the types of industries and business in which LP operates. The Nominating Committee uses the results of annual evaluations of the Board and Board committees in evaluating the skills and attributes desired in new director candidates. The Nominating Committee believes it to be desirable for all new outside directors (as is true of all current outside directors) to qualify as independent under the NYSE’s listing standards. Experience in some capacity with publicly traded companies is also a desirable attribute. Additionally, the corporate governance principles recognize that LP’s Chief Executive Officer will normally be a director and that other senior officers may be elected to the Board in appropriate circumstances as long as a majority of directors are independent as determined by the Board of Directors in accordance with the NYSE’s listing standards.

The Nominating Committee is authorized by its charter to retain a third-party search firm to assist in identifying director candidates. Ideally, each individual proposed as a director candidate will be known by at least one existing director who can assist in evaluating the candidate’s reputation for integrity and ethical conduct in business dealings.

As part of its annual self-assessment process, the Board and its committees determine the specific skill sets and necessary characteristics for an effective committee and the Board as a whole. If the Board, generally through the Nominating Committee, determines that a necessary skill set or perspective is absent, the Board will authorize an increase in the number of Board members. In the event of a vacancy resulting from retirement or this annual self assessment process, the Nominating Committee determines which skills should be sought in filling the vacancy and then each current director is asked to suggest names of potential director candidates based on the applicable criteria. As part of the process, the Nominating Committee considers a potential candidate’s ability to contribute to the diversity of personal and professional experiences, opinions, perspectives and backgrounds on the Board. Once the potential candidates are identified, the Nominating Committee designates one or more directors to screen each potential candidate for further consideration based on the relevant criteria.

Following that screening process, the Nominating Committee (or a subcommittee) conducts in-person or telephone interviews with candidates warranting further consideration. Following those interviews, the Nominating Committee recommends a candidate to the full Board for election, as well as alternative candidates that the Board may wish to consider.

The Nominating Committee will consider stockholders’ recommendations concerning nominees for director. Any such recommendation, including the name and qualifications of a nominee, may be submitted to LP at its corporate offices: Louisiana-Pacific Corporation, 414 Union Street, Suite 2000, Nashville, Tennessee 37219, to the attention of the Chairman of the Nominating Committee. Stockholder-recommended candidates will be evaluated by the same criteria described above.

Stockholder Nominations for Election as Director

LP’s bylaws provide that nominations for election to the Board of Directors may be made by the Board or by any stockholder of record entitled to vote for the election of directors. Notice of a stockholder’s intent to make such a nomination must be given in writing, by personal delivery or certified mail, postage prepaid, to the Chairman of the Board and must include the following:

•	The name and address of the stockholder and each proposed nominee;

•	A representation that the stockholder is a record holder of Common Stock and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	A description of any arrangements or understandings pursuant to which the nominations are to be made;

•	The signed consent of each proposed nominee to serve as a director if elected; and

•	Such other information regarding each nominee as would be required to be included in LP’s proxy statement if the person had been nominated by the Board of Directors.

The notice must be delivered at least 45 days prior to the first anniversary of the initial mailing date of LP’s proxy materials for the preceding year’s annual meeting. For the 2014 annual meeting, this notice must be received by LP no later than February 4, 2014.

Communications Between the Board and Stockholders, Employees, or Other Interested Parties

LP will promptly forward to the Chairman of the Board any letter or other written communication sent to the Board or any individual director or group of directors, as long as the communication is delivered by certified mail or courier service addressed to LP’s Corporate Secretary at its corporate offices: Louisiana-Pacific Corporation, 414 Union Street, Suite 2000, Nashville, Tennessee 37219, and contains the name and address of the sender. If the communication is addressed to an individual director, it will first be sent to that individual for a determination as to whether it relates to a personal matter rather than an LP or an LP Board matter. The Chairman of the Board, in his or her sole discretion, will determine how to handle each communication, including forwarding it for consideration by the full Board, the non-management directors or independent directors only, a Board committee, or an individual director.

ITEM 2—RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Audit Committee has appointed Deloitte & Touche LLP as LP’s outside independent auditor to audit its consolidated financial statements for 2013. Although LP is not required to seek stockholder approval of this appointment, the Board has determined it to be sound corporate governance practice to submit the appointment for ratification by LP’s stockholders. If the appointment is not ratified by stockholders, the Audit Committee will investigate the possible basis for the negative vote and will reconsider the appointment in light of the results of its investigation.

Representatives of Deloitte & Touche LLP are expected to attend the annual meeting where they will be available to respond to questions and, if they desire, may make a statement.

Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee has pre-approved all audit services provided by LP’s independent auditor, Deloitte & Touche LLP, for the years ended December 31, 2011 and 2012. The Audit Committee also pre-approved all audit-related and permissible non-audit services provided by LP’s independent auditor during 2011 and 2012 and concluded that the provision of those services by Deloitte & Touche LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditor. Under the policy, pre-approval is generally provided for up to one year. Each pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor must provide a statement that such service is consistent with the SEC’s rules on auditor independence. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at its next scheduled meeting. Unless specified otherwise by the Audit Committee, the Chairman of the Audit Committee has been delegated pre-approval authority under the pre-approval policy.

The aggregate fees, including expenses, billed to LP for the years ended December 31, 2011 and 2012 by LP’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, were as follows:

	2012	2011
Audit Fees	$1,758,400	$1,748,500
Audit-Related Fees	325,962	213,000

Total Audit and Audit-Related Fees	2,084,362	1,961,500
Tax Fees	42,025	21,910
All Other Fees	1,500	1,500

Total Fees	$2,127,887	$1,984,910

Audit Fees.  Includes fees for audit services involving the audit of LP’s consolidated financial statements, review of interim quarterly statements, the audit of LP’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002, any other procedures required to be performed by LP’s independent auditor in order to render its opinion on LP’s consolidated financial statements, and services in connection with statutory audits and financial audits for certain of LP’s subsidiaries.

Audit-Related Fees.  Includes any fees for assurance and related services that are traditionally performed by the independent auditor and are not reported as audit fees. These audit-related services may include due diligence services pertaining to potential business acquisitions or dispositions, due diligence procedures related to debt or equity offerings, accounting consultations related to accounting, financial reporting, or disclosure matters not classified as audit services, assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities not classified as audit services, financial audits of employee benefit plans, and assistance with internal control reporting requirements. Audit-related fees for 2011 primarily include fees for audits of employee benefit plans and review of reports issued in connection with lender and regulatory requirements. Audit-related fees for 2012 primarily include fees for audits of employee benefit plans, review of reports issued in connection with lender and regulatory requirements and due diligence procedures.

Tax Fees.  Includes any fees for tax services, including tax compliance and planning services. Tax fees for 2012 and 2011 primarily include fees for assistance related to international and state tax services and preparation of tax form 990 related to certain of LP’s Health and Welfare Plans.

All Other Fees.  Amounts represent fees for a license to use a financial accounting technical research database.

The Board recommends a vote FOR the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as LP’s principal independent auditor (Item 2 on the proxy card).

ITEM 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board of Directors recognizes the interest of stockholders in executive compensation matters. We are providing our stockholders an opportunity to cast an advisory vote on the compensation of our named executive officers, as described in this proxy statement. Although the vote is non-binding, we value continuing and constructive feedback from our stockholders on compensation and other important matters. In the past two years, stockholders’ votes in favor of our compensation policies and programs have exceeded 90%.

As described in the “Compensation Discussion and Analysis” section of this proxy statement, we believe that our compensation packages provide competitive compensation that enables us to attract, retain and motivate a high-performance executive management team, link individual performance to corporate financial performance, and align the interests of management and stockholders by promoting ownership of LP common stock. For more details on our compensation philosophy, please read the “Compensation Discussion and Analysis” relating to our executive compensation programs, including specific information about compensation of our named executive officers for 2012.

On behalf of the stockholders, the Compensation Committee continually reviews current market practices and data, and our compensation programs and ancillary policies, in addition to actual executive compensation. The Compensation Committee seeks to achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests. As a result of the committee’s review in 2012, the Committee took several important actions and maintained existing practices that represent strong corporate governance:

•	Base salaries for our named executive officers were not increased (except in connection with Mr. Stevens’ promotion to Chief Executive Officer);

•	No matching contributions under the Executive Deferred Compensation program were made.

•

Compensation packages were monitored and modified where appropriate, with the assistance of our independent compensation consultant so that each executive officer is within a competitive range of the median market value (50th percentile) total compensation for executives in comparable positions at companies. The actions taken include:

•	The target value of annual long-term incentive grants to two named executive officers was reduced based on the benchmark analysis conducted by the independent consultant.

•

We continued to provide only limited perquisites to our CEO and other executive officers that we believe provide direct benefits to LP. We discontinued the tax gross-up provision in the financial counseling perquisite beginning in 2012.

•

The board appointed two new executive officers, and based on the market analysis regarding competitive practices, the committee determined that participation in the company’s supplemental executive retirement program would not be offered to these executives.

•	Our annual incentive compensation plans were aligned between our executives and all other employees to ensure unified achievement of our goals and objectives.

•

We place a strong emphasis on variable compensation. Our short-term incentive program is designed so that the payout opportunity is directly linked to the achievement of pre-determined financial performance metrics, and other individual performance goals approved by the Committee, with upside opportunities for exceeding pre-determined goals.

•	Our long-term incentive program is designed to align our senior leaders with the financial interests of our stockholders and to achieve the long-term strategic objectives of the company.

We believe that proper administration of our executive compensation programs should result in the development of a management team motivated to lead our company to improved fundamental financial performance in furtherance of the long-term interests of LP and its stockholders. For these reasons, we recommend that stockholders vote, on an advisory basis, “FOR” the following resolution:

“Resolved, that the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K adopted by the SEC, including the Compensation Discussion and Analysis, executive compensation tables and accompanying footnotes and narrative discussion, is hereby approved.”

The above-referenced disclosures appear under the heading “Compensation of Executive Officers” in this proxy statement.

The above resolution will be deemed to be approved if it receives the affirmative vote of a majority of the total votes cast on Item 3 at the annual meeting. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote. As this vote is an advisory vote, the outcome is not binding on us with respect to future executive compensation decisions, including those relating to our named executive officers. Our Compensation Committee and Board of Directors do, however, intend to take the outcome of the vote into account in making future executive compensation decisions.

At LP’s 2010 annual meeting of stockholders, a majority of the votes cast on an advisory basis as to the frequency with which LP should conduct an advisory stockholder vote on the compensation of LP’s executive officers (a “say-on-pay” vote) were cast in favor of conducting a say-on-pay vote annually. Accordingly, LP presently intends to conduct a say-on-pay vote annually until the next required advisory vote on the frequency of say-on-pay votes.

ITEM 4—OMNIBUS PLAN

ITEM 4—To approve the Louisiana-Pacific Corporation 2013 Omnibus Stock Award Plan.

This section provides a summary of the terms of the 2013 Omnibus Stock Award Plan (the “Plan” or “2013 Plan”) and presents the proposal to approve the Plan which increases the number of shares that may be subject to and issued pursuant to the Plan as awards, and replaces all current equity based incentive plans.

The Board of Directors approved the 2013 Plan on March 18, 2013, subject to approval from our stockholders at the 2013 Annual Meeting of Stockholders. We are asking our stockholders to approve the Plan as we believe that approval of the Plan is essential to our continued success. The purpose of the Plan is to attract and retain highly qualified officers, directors, key employees, and to motivate these individuals to serve the Company and to expend maximum effort to improve the business results and earnings of the Company by providing these individuals an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. In the judgment of the Board, grants under the Plan are valuable incentives and will serve to the ultimate benefit of stockholders by aligning more closely the interests of the Plan participants with those of our stockholders.

If our stockholders approve the Plan, the number of shares of Common Stock, par value $1.00 per share, reserved for issuance under the Plan will be two million (2,000,000) increased by the number of shares of Common Stock remaining available for issuance under our 1997 Incentive Stock Award Plan (ISAP), as of the date of stockholder approval of the 2013 Plan. Any remaining available shares in the 2000 Non-Employee Director Restricted Stock Plan and the 1992 Non-Employee Director Stock Option Plan will be forfeited. If our stockholders approve the Plan, no further awards will be made pursuant to the ISAP, the 2000 Non-Employee Director Restricted Stock Plan, the 1992 Non-Employee Director Stock Option Plan, or the 2011 Non-Employee Director Phantom Share Plan (collectively referred to as the “Prior Plans”).

Rationale for Supporting the 2013 Plan

If approved by our stockholders, the 2013 Plan will allow us to make grants of equity-based awards to our directors, officers and other key employees. The Company believes the 2013 Plan is essential to our success and will help us to attract, retain and motivate highly qualified directors, officers and other key employees, align their interests with those of our stockholders and incentivize them to expend maximum effort to achieve our long-term strategic objectives.

We believe that we would be at a severe competitive disadvantage if we could not use equity-based awards to recruit and compensate our directors, officers and other key employees. In addition, if our stockholders do not approve the 2013 Plan, we may need to increase significantly the cash component of compensation for our directors, officers and other key employees, instead of returning that cash to stockholders or reinvesting it in the Company. Replacing equity awards with cash may also weaken the alignment of the participants’ interests with the investment interests of the Company’s stockholders.

We further believe that we have demonstrated a commitment to sound equity compensation practices. We have carefully managed the Prior Plans and the equity incentive compensation awards we have granted under those Prior Plans. In connection with the goals described above, we have targeted our equity compensation practices to incentivize participants while remaining generally consistent with market practices, and our historical share usage has been responsible when viewed in the light of stockholder interests.

As of March 15, 2013, approximately 3,883,000 shares remained available for issuance under the Prior Plans. During the five-year period ending February 2013, we granted awards under the Prior Plans covering an average of 1,700,000 shares per calendar year. While we do not expect to exhaust our share reserves under the Prior Plans for grants of equity-based awards to officers and key employees in the near term, we have nearly exhausted our share reserves under the Prior Plans for grants of equity-based awards to our directors and therefore are unable to make equity-based awards to them without an increase in our overall equity plan share reserves. While we could instead seek more shares for the directors’ plans or adopt an equity plan solely covering directors, we have determined that it is in the best interests of the Company and our stockholders to consolidate the Prior Plans into a single plan that will simplify our equity plan structure, ensure uniformity of treatment and ease administrative convenience.

If the 2013 Plan is approved, 2,000,000 shares would be available to grant under the 2013 Plan, plus the shares remaining available for issuance under the ISAP (approximately 3,883,000 as of March 15, 2013) on the effective date of the 2013 Plan, and no further awards will be granted under the Prior Plans. Based on the closing price for the Company’s common stock on the New York Stock Exchange on March 15, 2013 of $21.69, the aggregate market value of the additional 2,000,000 shares proposed to be issued under the 2013 Plan was $43,380,000.

In determining the number of shares to request for issuance under the 2013 Plan, the Company’s legal, finance and human resources departments and the Board collaborated to evaluate the Company’s recent share usage, the availability of common stock under the Prior Plans, the Company’s historical burn rate (less than 2.0%) under the Prior Plans, the potential cost to stockholders of the new share request under the 2013 Plan, and the overhang associated with outstanding equity awards granted under the Prior Plans.

If the 2013 Plan is approved, our full dilution level on May 3, 2013 will be approximately 10% (assuming no additional equity activity between March 20, 2013 and May 3, 2013). The level of full dilution assumes that the 2,000,000 shares and remaining shares under the ISAP will actually be issued and become outstanding pursuant to awards granted under the 2013 Plan (and assuming that outstanding performance-vested awards achieve maximum performance). The Company, the Board, and the Compensation Committee are all mindful of dilution levels, and attempt to maintain dilution at an appropriate level. The Company expects to use the shares authorized under the 2013 Plan to continue its recent practice of incentivizing key employees and directors through annual equity grants.

In evaluating this proposal, stockholders should consider the factors set forth under “Description of the Plan” below.

Description of the Plan

A description of the significant provisions of the 2013 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the Plan, a copy of which is attached as Annex A to this proxy statement.

Establishment and Purpose

The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by aiding the Corporation in attracting, retaining, and motivating employees, officers, and directors, and to further enhance the mutuality of interests between such employees, officers and directors and Louisiana-Pacific Corporation’s stockholders. The 2013 Plan will become effective on the date on which the Plan is approved by the Louisiana-Pacific Corporation stockholders. If the stockholders approve the Plan, then the ISAP, the Louisiana-Pacific Corporation 1992 Non-Employee Director Stock Option Plan, the Louisiana-Pacific Corporation 2000 Non-Employee Director Restricted Stock Plan, and the 2011 Non-Employee Director Phantom Share Plan (“Prior Plans”) will terminate and no new awards will be granted under such Prior Plans. The Prior Plans shall continue to govern outstanding awards and such awards shall continue in force and effect until terminated pursuant to their respective terms.

Administration

The Plan will be administered by the Board which may delegate its powers and duties to one or more committees of the Board. Any and all exercise of authority with respect to the administration of awards to executive officers shall be by Non-Employee Directors (the Compensation Committee) and will be subject to the requirements of Rule 16b-3 promulgated under the Exchange Act, the rules of the principal stock exchange on which the Common Stock is traded, and other applicable laws and regulations.

Subject to the terms of the Plan, the Board or its delegatee will select the Participants, determine the types of awards to be granted to Participants, determine the Shares or Share units subject to awards, and determine the terms and conditions of individual award agreements.

Eligibility

Non-employee Directors (currently eight persons) and officers and other employees of the Corporation who, in the judgment of the administrator, are or will be contributors to the long-term success of the Corporation (currently estimated to be 155 other persons) will be eligible to receive awards under the Plan. The mere status of an individual as an employee, Director or otherwise, shall not entitle such individual to an award.

Duration

The Plan will remain in effect until the earliest to occur of (a) ten years after the effective date, (b) the date on which awards have been granted covering all available Shares and all outstanding awards have been exercised, settled, or terminated in accordance with the terms of the applicable award agreement(s), and (c) the date as of which the Plan is otherwise terminated by the Board. Termination of the Plan will not affect outstanding awards.

Amendment

The Board may amend, modify, suspend, add to, or terminate the Plan or any portion of the Plan at any time, provided no amendment may be made without stockholder approval if such approval is required by applicable law or the requirements of an applicable stock exchange. No amendment to the Plan will be deemed to be an amendment to any outstanding award. Any such amendment which the Administrator determines, in its sole discretion, to be necessary or appropriate to conform the award to, or otherwise satisfy, any legal requirement (including, without limitation, the provisions of Code Section 162(m) and Code Section 490A or the regulations or rulings promulgated thereunder), may be made retroactively or prospectively and without the approval or consent of the Participant. Additionally, the Administrator may, without the approval or consent of the

Participant, make adjustments in the terms and conditions of an award in recognition of unusual or nonrecurring events affecting the Corporation or the financial statements of the Corporation in order to prevent the dilution or enlargement of the benefits intended to be made available pursuant to the award.

Prohibition on Repricing

Except for adjustments upon certain changes in capitalization, at no time shall the exercise price of a stock option or the grant price of a stock appreciation right granted hereunder be subsequently repriced during the period of its exercisability.

Types of Awards

Awards for officers and other employees under the Plan may consist of: stock options (either incentive stock options, within the meaning of Section 422 of the Code, or non-statutory stock options), stock appreciation rights, performance shares, restricted stock grants and other stock-based awards. Awards of performance shares and restricted stock may provide the Participant with dividends or dividend equivalents and voting rights prior to vesting, subject to the terms of the 2013 Plan. Awards for Directors can be the same as for officers and other employees except for incentive stock options and other stock-based awards.

Limits on Awards

Subject to adjustments pursuant to the Plan, the maximum number of Shares for which Awards may be granted under the Plan may not exceed a total of 2,000,000 Shares, plus the Shares remaining available for issuance under the ISAP on the effective date. Further, subject to adjustment under the Plan, awards under the Plan are subject to the following additional limits:

•

The aggregate number of Shares that may be made subject to stock options and stock appreciation rights granted under the Plan to any individual Participant during any one calendar year may not exceed 1,000,000 Shares;

•	The aggregate number of Shares during any one calendar year that may be issued pursuant to incentive stock options under the Plan is 2,000,000 Shares;

•

The maximum number of Shares that may be made subject to awards of Performance Shares intended to qualify under Section 162(m) of the Code to an individual Participant during any one calendar year may not exceed 500,000 Shares;

•

The maximum number of Shares that may be made the subject of awards of Restricted Stock intended to qualify under Section 162(m) of the Code to an individual Participant during any one calendar year may not exceed 500,000 Shares; and

•

The maximum number of Shares that may be made subject to other stock awards intended to qualify under Section 162(m) of the Code to any individual Participant during any one calendar year may not exceed 500,000 Shares.

Stock Subject to Plan

Shares delivered under the Plan may be authorized but unissued shares or treasury shares that the Corporation acquires in the open market, in private transactions or otherwise. In calculating the number of Shares that remain available for delivery pursuant to awards at any time, the following rules shall apply:

•

The number of Shares available for delivery shall be reduced by the number of Shares subject to an award and, in the case of an award that is not denominated in Shares, the number of Shares actually delivered upon payment or settlement of the award;

•

The number of Shares tendered or withheld from an award to pay the exercise price of the award or to satisfy any tax withholding obligation or liability of a Participant shall be added back to the number of Shares available for delivery pursuant to awards;

•

The number of Shares in respect of any portion of an award that is canceled or that expires without having been paid or settled by the Corporation shall be added back to the number of Shares available for delivery pursuant to awards to the extent such Shares were counted against the Shares available for delivery;

•

If an award is settled or paid by the Corporation in whole or in part through the delivery of consideration other than Shares, or by delivery of fewer than the full number of Shares that was counted against the Shares available for delivery pursuant to bullet one, there shall be added back to the number of Shares available for delivery pursuant to awards the excess of the number of Shares that had been so counted over the number of Shares (if any) actually delivered upon payment or settlement of the award.

Federal Income Tax Consequences

The following is a brief summary of some of the federal income tax consequences of certain transactions under the Plan based on federal income tax laws in effect. This summary is not intended to be complete and does not describe state or local tax consequences.

Tax Consequences to Participants

Non-Qualified Stock Options.  In general, (1) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (2) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (3) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options.  No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If common shares are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If common shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Stock Appreciation Rights (“SARs”).  No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received on the exercise.

Restricted Stock.  The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Restricted Stock Units (“RSUs”).  No income generally will be recognized upon the award of RSUs. The recipient of a RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted common shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.

Performance Shares and Performance Units.  No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received.

Tax Consequences to Corporation

To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of Common Stock under the 2013 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the 2013 Plan by our stockholders.

New 2013 Plan Benefits

It is not possible to determine the specific amounts and types of awards that may be awarded in the future under the 2013 Plan because the grant and actual pay-out of awards under the 2013 Plan are subject to the discretion of the plan administrator.

Board Voting Recommendation

The Board recommends that the stockholders vote FOR the approval of the Louisiana-Pacific Corporation 2013 Omnibus Stock Award Plan.

The affirmative vote of the holders of a majority of the voting power of the shares of our common stock present, in person or by proxy, and entitled to vote (excluding broker non-votes), is required to approve the Plan, as described above, provided that under the NYSE rules, the total votes cast on this proposal must represent greater than 50% of our common stock outstanding as of the record date.

IT IS INTENDED THAT, UNLESS OTHERWISE INSTRUCTED, THE SHARES REPRESENTED BY THE PROXY (OTHER THAN BROKER NON-VOTES) WILL BE VOTED “FOR” APPROVAL OF THE LOUISIANA-PACIFIC CORPORATION 2013 OMNIBUS STOCK AWARD PLAN AND INCREASE THE NUMBERS OF SHARES THAT MAY BE SUBJECT TO AND ISSUED PURSUANT TO THE PLAN AND PURSUANT TO CERTAIN TYPES OF AWARDS UNDER THE PLAN.

The Board recommends a vote FOR the 2013 Omnibus Stock Award Plan (Item 4 on the proxy card).

OTHER BUSINESS

At the time this proxy statement was printed, management knew of no matters to be presented at the annual meeting other than the items of business listed in the Notice of Annual Meeting of Stockholders. If any matters other than the listed items properly come before the meeting, the proxies named in the accompanying form of proxy will vote or refrain from voting on such matters in accordance with their judgment.

FINANCE AND AUDIT COMMITTEE REPORT

In discharging its responsibilities, the Audit Committee and its individual members have met with management and LP’s independent auditor, Deloitte & Touche LLP, to review LP’s accounting functions and the audit process and to review and discuss LP’s audited consolidated financial statements for the year ended December 31, 2012. The Audit Committee discussed and reviewed with its outside auditing firm all matters that the firm was required to communicate and discuss with the Audit Committee under applicable auditing standards and all other legal, regulatory and corporate governance standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Deloitte & Touche has also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communication with the Audit Committee concerning independence. The Audit Committee discussed with Deloitte & Touche the firm’s independence.

Based on its review and discussions with management and LP’s outside auditor, the Audit Committee recommended to the Board of Directors that LP’s audited consolidated financial statements for the year ended December 31, 2012, be included in LP’s Annual Report on Form 10-K filed with the SEC.

Respectfully submitted,

Kurt M. Landgraf, Chairman

E. Gary Cook

Archie W. Dunham

Colin D. Watson

HOLDERS OF COMMON STOCK

Five Percent Beneficial Owners

The following table provides information concerning the beneficial ownership of Common Stock by the persons known to LP to beneficially own 5% or more of the outstanding Common Stock as of March 4, 2013:

Name and Address	Common Stock Beneficially Owned	Approximate Percent of Class
BlackRock, Inc.	13,880,444	10.03%
40 East 52nd Street, New York, NY 10022

Wellington Management Co.	12,700,772	9.18%
75 State Street, #1800, Boston, MA 02109

Dimensional Fund Advisors L.P.	10,903,193	7.88%
Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746

The Vanguard Group, Inc.	7,716,454	5.57%
100 Vanguard Blvd., Malvern, PA 19355

Van Eck Associates Corporation	7,112,646	5.11%
335 Madison Avenue – 19th Floor, New York, NY 10017

Directors and Executive Officers

The following table summarizes the beneficial ownership of Common Stock of LP’s directors, nominees for director, and executive officers included in the Summary Compensation Table below:

Name	Common Stock Beneficially Owned As of March 4, 2013(1)	Approximate Percent of Class
Sallie B. Bailey(2)(3)(5)	80,084	0.06%
E. Gary Cook(2)(4)	65,480	0.05%
Archie W. Dunham(2)(4)	693,671	0.50%
Daniel K. Frierson(2)(4)	51,867	0.04%
Lizanne C. Gottung(2)(4)	49,632	0.04%
Kurt M. Landgraf(2)(4)	58,220	0.04%
Dustan E. McCoy(2)(4)	73,958	0.05%
Richard S. Olszewski(2)(3)(5)	316,307	0.23%
Curtis M. Stevens(2)(5)	1,044,732	0.75%
W. Bradley Southern(2)(5)	151,279	0.11%
Jeffrey N. Wagner(2)(3)(5)	439,906	0.32%
Colin D. Watson(2)(4)	43,616	0.03%
John W. Weaver(2)(4)	34,105	0.02%
All directors and executive officers as a group	3,102,857	2.23%

(1)	Shares are shown as beneficially owned if the person named in the table has or shares the power to vote or direct the voting of, or the power to dispose of, or direct the disposition of, such shares. Inclusion of shares in the table does not necessarily mean that the persons named have any economic beneficial interest in shares set forth opposite their respective names.

(2)	Includes shares reserved for issuance under immediately exercisable options and options which will become exercisable within 60 days after March 4, 2013, as follows: Ms. Bailey, 36,005; Mr. Cook, 42,155 shares; Mr. Dunham, 36,592 shares; Mr. Frierson, 40,807 shares; Ms. Gottung, 36,689 shares; Mr. Landgraf, 33,011 shares; Mr. McCoy, 45,606 shares; Mr. Olszewski, 202,392 shares; Mr. Southern, 93,805; Mr. Stevens, 702,853 shares; Mr. Wagner, 324,092 shares; Mr. Watson, 33,155 shares; Mr. Weaver, 17,860 shares; and all current directors and executive officers as a group, 1,645,022 shares.

(3)	Includes shares held by the LP Salaried 401(k) and Profit Sharing Plan and beneficially owned as follows: Ms. Bailey 652 shares; Mr. Olszewski, 55 shares; and Mr. Wagner, 3,985 shares.

(4)	Includes restricted shares granted under the 2000 Non-Employee Director Restricted Stock Plan as to which the following directors have the power to vote: Mr. Cook, 10,137 shares; Mr. Dunham, 10,517 shares; Mr. Frierson, 10,299 shares; Ms. Gottung, 10,299 shares; Mr. Landgraf, 10,150 shares; Mr. McCoy, 10,299 shares; and Mr. Weaver, 5,695. Mr. Watson holds 10,137 restricted stock units that are not included in the amounts shown in the table because he does not presently have voting or disposition power over the shares issuable upon vesting of the units.

(5)	Includes restricted shares issued under LP’s 1997 Incentive Stock Award Plan as restricted stock awards, as to which the following executive officers have the power to vote: Ms. Bailey, 43,427 shares; Mr. Olszewski, 39,264 shares; Mr. Southern 28,827; Mr. Stevens, 121,587 shares; and Mr. Wagner, 32,855 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934 (“Section 16”) requires that reports of beneficial ownership of Common Stock and changes in such ownership be filed with the SEC and the NYSE by LP’s officers, directors, and certain other “reporting persons.” Based solely upon a review of copies of Forms 3, 4, and 5 (and amendments thereto) filed by LP’s reporting persons and written representations by such persons, to LP’s knowledge, all Section 16 reporting requirements applicable to such persons were complied with for the period specified in the SEC’s rules governing proxy statement disclosures.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Committee Report

In accordance with its written charter adopted by the Board of Directors, the Compensation Committee (the “Committee”) has oversight of compensation policies designed to align compensation with our overall business strategy, values and management initiatives. In discharging its oversight responsibility, the Committee has retained an independent compensation consultant, Frederic W. Cook & Company, to advise the Committee regarding market and general compensation trends.

The Committee has affirmed the independence of its consultant through review of the firm’s independence policy and is not aware of any conflict of interest that would prevent the consultant from providing independent advice to the Committee regarding executive compensation matters. The consultant is responsible solely to the Committee and undertook no work with or for the management of the company. The consultant is not the beneficial owner of any shares of Louisiana-Pacific Corporation common stock, and fees payable by Louisiana-Pacific to Frederic W. Cook & Company during the previous 12 months were less than 1% of the firm’s gross revenues.

The Committee has reviewed and discussed the Compensation Discussion and Analysis with our management, which has the responsibility for preparing the Compensation Discussion and Analysis. Based upon this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2012.

Respectfully submitted,

Colin D. Watson, Chairman

Archie W. Dunham

Lizanne C. Gottung

Kurt M. Landgraf

Compensation Committee Interlocks and Insider Participation

During 2012, each member of the Committee was an independent director, and none of them were employees or officers or former employees or officers of LP. During 2012, none of LP’s executive officers served on the Board of Directors or Compensation Committee (or its equivalent) of any other entity, one of whose executive officers served on the Board of Directors or the Committee.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis is intended to provide investors with an understanding of our policies and decisions regarding compensation of our named executive officers for 2012. Our named executive officers are our former Chief Executive Officer (retired May 2012), our current Chief Executive Officer, our Chief Financial Officer, and three other executive officers.

Executive Summary

Like many other companies, LP continued to face challenges in 2012 because of the weakened economy. As the year progressed, we began to see strengthening in the housing market. We implemented changes to our executive compensation that, while addressing short-term economic conditions, were supportive of our key strategic goals and objectives to support long-term value creation.

When determining policies and making decisions in relation to the compensation of the company’s executive officers, the Committee considers the results of stockholder advisory votes. In the past two years, shareholders have shown their support of the Committee’s approach on executive compensation with approximately 92 % of the votes cast in 2012, and approximately 95% of the votes cast in 2011. The Committee views these approvals as an endorsement of the Committee’s philosophy, objectives and methodologies in regards to executive compensation.

As part of our ongoing succession planning efforts we successfully transitioned to a new Chief Executive Officer in 2012. Mr. Richard W. Frost, our retiring Chief Executive Officer, and Mr. Curtis M. Stevens, who was named Chief Executive Officer in May 2012, worked with the Board to ensure that a smooth transition occurred.

Committee Assessment of 2012 Performance

The Committee believes that management, in 2012, not only performed well, but continued to build a foundation for further improved long-term performance. In establishing goals for 2012, we considered the key performance measures for the business given current market conditions. We approved a budget for the company that, while not projecting a profit, would be EBITDA positive, preserve cash and provide business flexibility. We believe the company is positioning itself for the long- term benefit of our stockholders. The Committee noted significant areas of financial achievement in available cash, adjusted EBIDTA and total shareholder return.

The Committee did not increase base salaries of the executive officers in 2012, except in connection with Mr. Stevens’ promotion to Chief Executive Officer.

Establishment of 2012 Total Direct Compensation

Under LP’s executive compensation program, total direct compensation consists of annual cash compensation and long-term equity incentive compensation.

Key Executive Compensation Decisions in 2012

As part of its ongoing review of our executive compensation program in comparison to developing trends, the Committee took several important actions and maintained existing practices that represent strong corporate governance in 2012, including:

•	Base salaries for our named executive officers were not increased, with the exception of the previously mentioned promotion.

•	No matching contributions under the Executive Deferred Compensation program were made.

•

Compensation packages were monitored and modified where appropriate, with the assistance of our independent compensation consultant so that each executive officer is within a competitive range of the median market value (50th percentile) total compensation for executives in comparable positions. The actions taken include:

•	The target value of annual long-term incentive grants to two named executive officers was reduced based on the benchmark analysis conducted by the independent consultant.

•

We continued to provide only limited perquisites to our CEO and other executive officers that we believe provide direct benefits to LP. We discontinued the tax gross-up provision in the financial counseling perquisite beginning in 2012.

•

The board appointed two new executive officers, and based on the market analysis regarding competitive practices, the Committee determined that participation in the company’s supplemental executive retirement program would not be offered to these executives.

•	Our annual incentive compensation plans were aligned between our executives and all other employees to ensure unified achievement of our goals and objectives.

•

We place a strong emphasis on variable compensation. Our short-term incentive program is designed so that the payout opportunity is directly liked to the achievement of pre-determined financial performance metrics, and other individual performance goals approved by the Committee, with upside opportunities for exceeding pre-determined goals.

•	Our long-term incentive program is designed to align our senior leaders with the financial interests of our stockholders and to achieve the long-term strategic objectives of the company.

The Committee believed these measures were appropriate in light of the economic environment and uncertainty regarding the future outlook. Additional details regarding the Committee’s actions are described throughout the Compensation Discussion and Analysis.

Compensation Philosophy and Objectives

LP’s executive compensation philosophy is to provide a competitive total compensation package that aligns the interests of management with those of stockholders. We believe that effective executive compensation programs are critical to LP’s long-term success.

In accordance with its charter, the Committee has adopted executive compensation policies that are designed to achieve the following objectives:

•	Pay-for-Performance. Support a performance-oriented environment that rewards achievement of our financial and non-financial goals.

•	Retention. Attract and retain executives whose abilities are considered essential to our long-term success and competitiveness.

•

Focus on Long-Term Success and Stockholder Alignment. Reward executives for long-term strategic management and enhancement of stockholder value. Align the long-term financial interests of our executives with those of stockholders.

•	Reduction of Risk. Discourage executives from excessive risk-taking that could have a significant negative effect on the company.

Chief Executive Officer Transition

On March 12, 2012, Mr. Richard W. Frost, our former Chief Executive Officer, informed the Board of Directors that he would retire from the Company on May 31, 2012. In connection with Mr. Frost’s retirement in order to provide an incentive for him to assist through the transition, and in compliance with the Company’s Cash Incentive Plan, the Board of Directors approved the continued participation by Mr. Frost in the Company’s 2012 Cash Incentive Plan on a prorated basis for 2012. Such cash payment was to be made only if the Company met the performance thresholds of the Cash Incentive Plan.

The Board of Directors, on March 13, 2012, appointed Mr. Curtis M. Stevens as the Chief Executive Officer of the Company, effective May 4, 2012. At that time, Mr. Stevens was the Executive Vice President and Chief Operating Officer, a transition position that he held since December 5, 2011. In connection with his promotion to CEO, the Board approved the following changes to Mr. Stevens’ compensation effective May 4, 2012: (i) annual base salary was increased from $500,000 to $650,000; (ii) annual target bonus under the Company’s cash incentive plan was increased to 100% from 65%; (iii) an additional 2012 equity grant of $667,000 (one-third restricted stock and two-thirds SSARs), which is a weighted average of his compensation as COO and CEO at market median levels; and (iv) an equity award of 300,000 performance shares. The vesting of these performance shares requires two parts: (a) 48 months service period, and (b) meeting corporate performance measures which are measured by stock price growth within certain time frames. The corporate performance measures are three equal tranches paid at the end of the service requirement conditioned on the following: the first tranche is earned if the stock trades for 20 consecutive days at or above $12 in the first 18 months; the second tranche is earned if the stock trades for 20 consecutive days at or above $18 in the first 36 months; the third tranche is earned if the stock trades for 20 consecutive days at or above $24 in the first 48 months.

The Compensation Committee of the Board of Directors believes that these compensation elements are commensurate with Mr. Stevens’ new role. They also believe that increasing Mr. Stevens’ compensation at risk, subject to performance levels, will benefit the Company’s stockholders. In light of Mr. Stevens’ experience with the Company, the Board views his retention as CEO as critical to the Company’s success and smooth leadership transition. The Committee believes this will allow the Company to move forward in executing the Company’s key strategic goals and objectives to support long-term value creation.

Elements of Executive Compensation Program

For 2012, there were no new elements of compensation provided to the named executive officers, other than to recognize promotions. The following table provides information regarding the objectives and purposes of each element of the company’s executive compensation program:

Element	Objectives	Purpose	Target Competitive Position

Base salary	Attract and retain quality talent	Provide annual cash income based on: • level of responsibility, performance and experience • comparison to market pay information	Median of competitive market Actual base salary will vary based on the individual’s performance and experience in the position

Annual cash incentive	Pay-for-performance	Motivate and reward achievement of the following annual performance goals: • corporate key financial goals • other corporate financial and strategic performance goals	Median of competitive market Actual payout will vary based on actual corporate and business unit or individual performance

Long-term equity incentive	Stockholder alignment Focus on long-term success Pay-for-performance Retention Facilitate stock ownership by employees

Provide an incentive to preserve and enhance stockholder value and to achieve our long-term objectives, through awards of:

•     restricted stock or restricted stock units

•     stock-settled stock appreciation rights (SSARs)

•     Performance shares

Median of competitive market Actual payout will vary based on actual stock performance

Retirement benefits	Attract and retain quality talent	Provide retirement plan benefits through pension plans, 401(k) plan, SERP and other defined contribution plans consistent with market practice	Benefits comparable to those of competitive market

Element	Objectives	Purpose	Target Competitive Position

Post-termination compensation (severance and change of control)	Attract and retain quality talent	Facilitate attraction and retention of executives critical to our long-term success and competitiveness consistent with market practice	Subject to review and approval by the Committee to align with market practice

When setting compensation for our executive officers, the Committee considers total direct compensation, which consists of the base salary, annual target cash incentive, and long-term equity incentive compensation elements described above. While the Committee reviews each of these compensation elements, the Committee’s decisions regarding a particular element are not necessarily impacted by other elements, other than to the extent that they affect total direct compensation. See “Total Direct Compensation” below.

Review of Peer Group and Survey Data for Comparison Purposes

To ensure that our compensation programs are reasonable and competitive in the marketplace, the Committee compares our programs to those at other similar companies who were selected from Forest Products and Building Products industry classifications (peer group), as well as in relation to benchmark data from a broader group of general industry companies. We believe that our peer group companies reflect similarities in channels, business cycles, and manufacturing expertise, thus providing appropriate benchmark data. The peer group classification includes the following companies:

• American Woodmark • A. O. Smith • Armstrong World Industries • Builders Firstsource • Canfor • Gibraltar Industries • Griffon • Lennox International	• Norbord • Owens Corning • Quanex Building Products • Simpson Manufacturing • Universal Forest Products, Inc. • USG • West Fraser Timber Co. Ltd.

The peer group was developed in consultation with Frederic Cook without consideration of individual company compensation practices, and no company has been included or excluded from our peer group because they are known to pay above-average or below-average compensation. The Committee, in conjunction with its independent compensation consultant, will continue to periodically review the peer group, and the peer group will be revised as appropriate to ensure that it continues to represent similar North American organizations with which we compete for executive talent in the marketplace.

The compensation data provided to the Committee also includes size-appropriate compensation data extracted by the Committee’s independent compensation consultant from several independent survey sources. The survey data presents compensation figures based on information from companies across a broad range of industries without reference to individual companies.

Frederic Cook reviewed three confidential, third-party surveys in order to benchmark LP’s executive compensation. All three surveys were “general industry” surveys, from which aggregate results were compiled using the appropriate revenue bands. Data was then interpolated to LP’s 3-year average revenue of approximately $1.3 billion (3-year average revenues were considered to account for significant volatility in revenues experienced in the industry over the last few years). A similar methodology was used for LP’s business unit executives using size-appropriate revenue bands and 3-year average LP business unit revenues. The survey participants were not considered on an individual basis and the names were not disclosed to the Committee. Additional information on each survey is below:

•	The first survey consisted of approximately 360 participants; data was collected from two revenue bands: $500 million—$1 billion and $1—$2.5 billion.

•	The second survey consisted of approximately 410 participants; data was collected from two revenue bands: less than $1 billion and $1—$3 billion.

•	The third survey consisted of approximately 1,010 participants; data was collected from two revenue bands: $500 million—$2 billion and $2—$5 billion.

The results from the three surveys were then averaged and blended with peer group compensation data to develop a market consensus, with the exception of the Chief Operating Officer which was benchmarked against other survey data due to lack of available proxy data.

The compensation comparative data reviewed by the Committee for its deliberations in early 2012 for the coming year was based 50% on information from the then current peer group and 50% on survey data (benchmark data). The benchmark data compared each executive’s base salary, total cash compensation opportunities (salary and target cash incentive award opportunities), and total direct compensation opportunities (salary, target cash incentive award opportunities, and equity-based awards) for 2012 against projections for 2012 of equivalent items for similar categories of officers from the peer group and survey data. The benchmark data was summarized at the 50th percentile (the target median) for each category of compensation. The Committee believes that use of blended benchmark data improves the quality of comparison because it may be difficult to identify an appropriate match for some officer positions within the peer group alone. In addition, the blended benchmark data reflects the broader industries with which LP competes for management talent.

Total Direct Compensation

In setting 2012 compensation for our executive officers, including our Chief Executive Officer, the Committee focused on total direct compensation, which consists of annual cash compensation (base salary and annual target cash incentive) and long-term equity incentive compensation (restricted stock, RSUs and SSARs). The Committee considers annual cash and long-term equity incentive compensation both separately and as a package to help ensure that our executive compensation objectives are met.

Consistent with its approach to total direct compensation, the Committee established 2012 targets for the named executive officers. The Committee evaluates both market data provided by Frederic Cook and information on the performance of each executive officer for prior years. In order to remain competitive in the marketplace for executive talent, the target levels for the executive officers’ compensation elements, including our Chief Executive Officer, are compared to the median of the benchmark data described above. In order to reinforce a “pay-for-performance” culture, targets for individual executive officers may be set above or below this median depending on the individual’s performance in prior years and experience in the position, as well as any applicable retention concerns. The Committee believes that comparing target levels to the median and providing incentive compensation opportunities that will enable executives to earn above or below target compensation depending on whether they deliver above-target or below-target performance on their established goals, are consistent with the objectives of our compensation policies. In particular, the Committee believes that this approach enables us to attract and retain skilled and talented executives to guide and lead our businesses and supports a “pay-for-performance” culture. While the total direct compensation targets established were appropriate in comparison to the benchmark data reviewed, the economic environment led to the Committee’s decision to not increase salaries for our executive officers for 2012, except for promotion related increases.

The total direct compensation targets for 2012 for our named executive officers are listed below.

Name	Position	2012 Total Direct Compensation Target
Richard W. Frost	Chief Executive Officer (Retired 5-4-12)	$2,102,500
Curtis M. Stevens	Chief Executive Officer(1) (Promoted 5-4-12)	$2,137,500
Sallie B. Bailey	Chief Financial Officer	$1,250,500
Richard S. Olszewski	Executive Vice President, Sales and Marketing and South America	$1,029,700
Jeffrey N. Wagner	Executive Vice President, OSB	$887,663
W. Bradley Southern	Senior Vice President and General Manager	$672,000

(1)	This reflects the target for Mr. Stevens in his role as Chief Executive Officer after his promotion, effective May 4, 2012.

The 2012 total direct compensation target amounts differ from the amounts set forth in the Summary Compensation Table due to adjustments to base salaries, which generally occur as of March 1 of each year, while the Summary Compensation Table includes salaries for the calendar year. There were no base salary increases for 2012 (other than in connection with Mr. Stevens’ promotion to Chief Executive Officer effective May 4, 2012). In addition, annual cash incentive compensation is reflected at the target level, while the Summary Compensation Table reflects actual payouts for 2011. There were no cash incentive payouts for 2011.

As shown in the Summary of Compensation tables, performance-based compensation (annual cash incentive, restricted stock units, restricted stock, performance shares and SSARs) constituted a significant portion of our named executive officers’ total direct compensation targets. Similarly, a large percentage of the total direct compensation targets were in the form of equity (restricted stock, restricted stock units, performance shares and SSARs).

Annual Cash Compensation

In order to attract and retain high caliber executives, we pay our executives an annual cash amount that is considered by the Committee to be competitive in the marketplace. The cash compensation is comprised of base salary and an annual cash incentive payment.

Base Salary.  Individual salaries for executive officers are reviewed annually, and salary adjustments are generally effective on March 1 of each year. In determining individual salaries, the Committee considers the market levels of similar positions at our benchmark companies and survey data, the individual executive’s performance and experience in the position, and our salary increase guidelines. These guidelines permit annual salary increases depending on the executive’s individual performance during the prior year against results-based objectives established at the beginning of each year, and the executive’s leadership performance as measured against the following nine leadership competencies:

•	Propensity to Lead

•	Conceptual Thinking/Decision Making

•	Passion for Results

•	Adaptability

•	Learning Agility

•	Authenticity

•	Communicates for Impact

•	People Management

•	Collaboration/Teamwork

In addition, executives and other employees may receive an additional increase if warranted because of promotion, retention concerns, or market conditions. In general, an experienced executive who is performing at a satisfactory level will receive a base salary at or around the competitive median of our benchmark companies and survey data. Executives may be paid above or below the median depending on their experience and performance.

The base salaries paid to our named executive officers in 2012 can be found in the Summary Compensation Table below.

Annual Cash Incentives.  Consistent with our compensation objective to support a performance-oriented environment, our executive compensation program includes an annual cash incentive program to motivate and reward executives for their efforts in achieving our annual financial performance objectives and individual performance goals.

Target Payout Levels.  The target level for these annual payments is a percentage of the executive’s base salary, which is compared to the target median of the benchmark data described above and is set as described under “Total Direct Compensation.” The range of possible payouts is expressed as a percentage of the target level and is determined based on competitive factors and the goal of encouraging a performance-oriented environment. The range of possible payouts for 2012 was 0 -124% of the target payment amounts as follows:

Target Payment Amount
Chief Executive Officer (Frost retired 5-4-12)	75% of base salary
Chief Executive Officer(1) (Stevens promoted 5-4-12)	100% of base salary
Executive Vice Presidents	55% of base salary
Senior Vice President	50% of base salary

(1)	This reflects the target for Mr. Stevens in his role of Chief Executive Officer after his promotion effective May 4, 2012. In connection with his promotion, Mr. Stevens’ target payment amount was increased to 100% of his base salary. Mr. Stevens’ target as Chief Operating Officer was 65% of his base salary and was prorated at 65% for this time through May 4, 2012, and at 100% after his promotion).

Establishment of performance goals.  Under the program, the annual cash incentive is dependent on performance measured against corporate goals and individual goals established by the Committee and communicated to participants at the beginning of each year. These performance goals are derived from the financial and strategic goals of the company.

Each year, the Committee determines the appropriate split between corporate and individual performance goals. For 2012, the Committee established a 60/40 split between corporate and individual goals. The Committee established this allocation to strike an appropriate balance between aligning the executives with our overall corporate objectives and with individual accountability for each executive’s area of responsibility.

For the five years, 2008-2012, our performance exceeded the target level four times (2008, 2009, 2010 and 2012) and was below the target level one time (2011). We achieved the maximum performance level in two years (2009 and 2012). Due to market conditions, the Committee, on management’s recommendation, paid no annual incentive for 2008, despite exceeding the target level. From 2008 through 2012, total payout percentages (including individual performance goals) for the current named executive officers ranged from 0% to 133% of the participant’s target award opportunity, with an average payout percentage over the past five years of 78%.

Achievement of Performance Goals for 2012

Corporate key financial goal.  In 2012, to continue to drive participant behavior to meet key strategic goals, LP’s annual cash incentive plan focused on available cash, defined as LP’s available cash on December 31, 2012, reported on LP’s consolidated balance sheets as (1) cash and cash equivalents, (2) restricted cash, (3) short-term investments, and (4) long-term investments. No amounts would be payable under the corporate components of target award unless the minimum threshold was achieved.

For the year ended December 31, 2012, LP’s available cash significantly exceeded its available cash budgeted target by 71%. Information regarding available cash for the year ended December 31 2012 is set forth in LP’s Form 10-K for the year ended December 31, 2012.

Individual performance goals.  The Compensation Committee establishes individual performance goals under the Cash Incentive Plan that are intended to challenge the executives to meet or exceed the objectives for the business unit or staff functions for which they have responsibility. Following the end of the year, the executive’s performance is analyzed to determine whether performance toward the goals was above target, on target or below target. Following a recommendation from our Chief Executive Officer (other than for himself), the Committee then determines a payout percentage for the executive based on this performance assessment. The Committee has the authority, in its sole discretion, to reduce or eliminate the payout of annual cash incentives, despite its determination that performance was at or above target levels, if it finds that paying the awards would result in undue hardship to the company or is not in the best interests of the company.

The individual performance goals established for our Chief Executive Officer for 2012 were as follows:

•	Maintain available cash above $275,000,000 at December 31, 2012.

•	Ensure available cash does not fall below $250,000,000 during 2012, measured at each quarter end.

•	Meet or exceed the safety, compliance, and LSS targets for all businesses.

•

Set the “tone at the top” for the highest ethical standard for the Company through communications; overseeing the Company’s compliance; safety, internal audit and quality strategy; and assuring that LP’s approach to internal controls, ethics and disclosure are aligned and consistent.

•	Lead the efforts for succession planning for all senior management positions to ensure that plans are in place to meet both short-term and long-term goals of the organization.

The individual performance goals established for our Chief Financial Officer for 2012 were as follows:

•	Maintain available cash above $275,000,000 at December 31, 2012.

•	Ensure available cash does not fall below $250,000,000 during 2012, measured each quarter end.

•

Set the “tone at the top” for the highest ethical standard for the Company and ensure that LP remains in compliance with all financial covenants and has adequate liquidity to execute identified strategic plans.

•	Evaluate and begin execution, as appropriate, for 2013 call options on the 2017 notes outstanding

•	Plan and begin modernization of IT Systems.

The performance goals described above were based on financial targets, budgets, and operational goals for LP that the Committee believed could be achieved at the 100% level through strong performance by the executive or the company, as applicable, consistent with management’s expectations for 2012.

Our Chief Executive Officer provides the Committee with an assessment of each individual’s performance against established goals, other than for himself. At its meeting on February 8, 2013, the Committee determined that Mr. Stevens and other named executives had exceeded LP’s available cash target and other individual goals.

Payouts for 2012.  The following table summarizes the payout opportunities for our named executive officers and the actual incentive payout:

	Annual Incentive Target		Annual Incentive Maximum		2012 Annual Actual Incentive Payout
	% of Base Salary	Amount	% of Target	Amount	% of Target	Amount
Richard W. Frost	75%	$262,500	108%	$283,500	103%	$269,892
Curtis M. Stevens(1)	100%	$574,925	108%	$620,919	102%	$586,424
Sallie B. Bailey	55%	$225,500	108%	$243,540	102%	$230,010
Richard S. Olszewski	55%	$205,700	108%	$222,156	102%	$209,814
Jeffrey N. Wagner	55%	$181,913	108%	$196,466	102%	$185,551
W. Bradley Southern(2)	45%	$121,380	108%	$131,090	104%	$126,235

(1)	This reflects a prorated target for Mr. Stevens due to his promotion to Chief Executive Officer, effective May 4, 2012

(2)	This reflects the target for Mr. Southern before his promotion effective February 8, 2013

Discretionary Bonus.  Due to the outstanding financial improvement in 2012, including an increase to available cash as well as adjusted EBITDA of over $200 million, the Committee awarded a discretionary bonus to executive officers in the amounts listed below:

Name	Discretionary Bonus Amount
Richard W. Frost	$79,380
Curtis M. Stevens	$172,478
Sallie B. Bailey	$67,650
Richard S. Olszewski	$61,710
Jeffrey N. Wagner	$54,574
W. Bradley Southern	$36,414

Long-Term Equity Incentive Compensation

The Committee awards long-term equity incentive grants to executive officers as part of their overall compensation package. These awards are consistent with the Committee’s objectives of aligning our senior leaders with the financial interests of our stockholders, focusing on our long-term success, supporting our performance-oriented environment, and offering competitive compensation packages.

The Committee (in its capacity as the subcommittee for purposes of complying with Section 162(m) of the Internal Revenue Code and short-swing profit liability laws) has determined that awards to executive officers under the Stock Award Plan will be one-third in the form of restricted stock or restricted stock units and two-thirds in the form of stock appreciation rights, based on the relative grant date fair values of the two types of awards. Additionally, performance shares will be used in certain situations.

Our primary product is OSB, which is subject to commodity pricing pressures that also have a major influence on our stock price. As a result, stock appreciation rights may have little or no economic value for substantial periods of time when market prices drop below the exercise or base price of the awards, while restricted stock will normally retain a substantial amount of its value, thereby serving as a significant executive retention tool. On the other hand, stock appreciation rights have a greater sensitivity to changes in our stock value, thereby aligning the interests of executives more closely with those of our stockholders.

When determining the amount of long-term equity incentive plan awards to be granted to executives, the Committee takes into account the competitive range of the market median data provided by Frederic Cook, individual responsibilities and market factors, as well as total direct compensation, compensation mix, and market practices. For grant purposes, the Committee used discretion in determining the grants, taking into account the Black-Scholes pricing model, the number of shares available for grant and the burn rate (defined as number of shares granted on an annual basis), the value of the grant compared to previous grants, and the market median for competitive positions.

The Committee periodically reviews the valuation method used to calculate the value of equity-based awards. For several years including 2012, the Committee has relied on the Black-Scholes valuation method for SSARs. For 2012, the Committee relied on a valuation based upon weighted probability of the attainment of certain performance goals for Mr. Stevens’ performance shares. In future years, it may consider alternative valuation methods. Information regarding performance shares, restricted stock, RSUs, and SSARs granted to our named executive officers can be found under “Summary Compensation Table” and “Grants of Plan-Based Awards” for 2012.

Retirement Benefits

LP’s retirement plans are designed to provide retirement benefits at a competitive level compared to the benchmark data and the general manufacturing industry and to serve as a significant retention tool in light of the cyclical nature of LP’s commodity business. All full-time salaried U.S. employees participate in LP’s 401(k) Plan and, if hired prior to January 1, 2010, LP’s Retirement Account Plan. Employees who are in the top two levels of LP’s management, including executive officers, participate in LP’s Executive Deferred Compensation Plan. Under the plan, participants may defer the receipt of up to 90% of base salary and annual bonuses for income tax purposes. In addition, the plan enables executives and other highly-compensated employees to obtain benefits comparable to those available under the 401(k) plan without being subject to the limits imposed by the Internal Revenue Code on tax-qualified plans.

In February 2009, LP suspended matching contributions under the Executive Deferred Compensation Plan, due to economic conditions and LP’s desire to conserve cash. These matching contributions were reinstated January 1, 2013. In addition, annual contribution credits to the Retirement Account Plan were discontinued effective January 1, 2010.

LP maintains a Supplemental Executive Retirement Plan (SERP) that provides supplemental retirement pension benefits to selected senior executives. The SERP benefits generally do not vest until an officer has been a participant for five years, and are reduced by the value of employer contributions under LP’s other retirement plans and the Executive Deferred Compensation Plan, as well as a portion of a participant’s Social Security benefits.

Additional information about LP’s retirement plans is provided in connection with the Summary Compensation Table, the Pension Benefits table, and the Nonqualified Deferred Compensation table. The Committee believes that the retirement benefit plans described above are important parts of our compensation program. These plans are consistent with those maintained by the benchmark companies and are therefore necessary in order to remain competitive with them for recruiting and retaining executive talent. Additionally, these plans help encourage retention of our senior executives because their retirement benefits under these plans generally increase for each year they remain employed by us.

Other Compensation

We provide our executive officers with limited perquisites, consisting of health and life insurance benefits, personal estate and financial planning services provided by independent providers, and an executive health screening program where the Chief Executive Officer receives a comprehensive physical examination from an independent health care provider. The Committee believes that the good health of the CEO is important to the organization and helps minimize risk to the Company. The personal estate and financial planning program is designed to provide executives with access to knowledgeable resources that understand our compensation and benefit plans and can assist our executives in efficiently and effectively managing their estate, financial and tax planning issues, thus facilitating a more productive use of the executive’s time, allowing for greater focus on company activities. The Committee eliminated the tax gross-up provision for the personal estate and financial planning beginning in 2012. An allowance was established, which has a capped amount, and is only available to those executives who are eligible for and use the financial planning services. Personal benefits provided to LP’s executive officers are discussed in more detail in note 5 to the Summary Compensation Table.

Executive Change of Control Agreements

Change of Control Employment Agreements with our executive officers (other than Ms. Bailey and Mr. Southern) entered into in 2008 provide for the payment of severance compensation and other benefits if the officer’s employment is terminated for specified reasons within three years following the occurrence of a change of control of LP. Such reasons include (a) termination by LP other than for cause and (b) termination by the officer because, among other things, his/her assigned duties, position, or authority are diminished in a material way, his/her compensation is substantially reduced, he/she is required to move his/her workplace more than 50 miles, or he/she has substantially increased travel requirements. Key severance benefits under the agreements include:

•	A cash payment in an amount equal to three times the sum of the officer’s annual base salary and the officer’s target bonus amount;

•	Enhanced benefits under LP’s retirement plans; and

•	Vesting of equity awards.

The Change of Control agreements include a “modified” excise tax gross-up, under which severance benefits can be reduced up to 10% to avoid any excise tax under Section 280G of the Internal Revenue Code (“280G”). If a larger reduction would be required to come within the 280G safe harbor, the agreements provide for LP to reimburse the employee in full for all 280G excise taxes and related income taxes imposed on the severance payments.

LP does not have any agreements or plans in place that would provide the named executive officers with severance benefits for termination unrelated to a change of control.

The Committee believes these agreements are important to motivate our named executive officers to continue to work in the best interests of LP and its stockholders in a potential change of control situation, and to evaluate any possible transactions with the maximum degree of independence and objectivity.

The terms of the agreements are described in more detail under the heading “Potential Payments Upon Termination or Change of Control”.

In 2010, the Committee determined that any future Change of Control agreements shall not include excise tax gross-up provisions. Therefore, the Change of Control agreements for Ms. Bailey, which was entered into in 2011, and Mr. Southern, which was entered into in 2013, do not contain such a provision. The other terms of Ms. Bailey’s and Mr. Southern’s agreements are consistent with those of the aforementioned three executive officers.

Executive Compensation for 2013

In 2012, W. Bradley Southern was named Senior Vice President and appointed to the Company’s executive team. In February 2013, in recognition of this promotion and after review of peer group data provided by its consultant, the Committee approved the following changes to Mr. Southern’s compensation, effective March 3, 2013: Mr. Southern’s salary was increased from $280,000 to $300,000, and his target bonus was raised from 45% to 50%. The company also entered into a change in control agreement with Mr. Southern, consistent with other executive officers, with the exception of the tax gross up provision. Additionally, a one time award of restricted stock valued at $150,000 was granted on February 7, 2013, with a vesting period of three years.

In determining policies and making decisions in relation to the compensation of the company’s executive officers subsequent to May 3, 2012, the Committee has considered the results of the stockholder advisory vote on executive compensation that was taken on that date, in which approximately 92% of the votes cast were votes to approve the compensation paid to the company’s named executive officers in 2012. The Committee views the results of the stockholder advisory vote as an endorsement of the Committee’s philosophy, objectives and methodology in relation to the compensation of the company’s executive officers. Accordingly, the Committee’s consideration of these voting results has not significantly affected the Committee’s approach, policies or decision in relation to the compensation of the company’s executive officers, although the committee continuously seeks to improve the Company’s compensation program. The Committee authorized an executive compensation program for 2013 that is designed to achieve our executive compensation objectives. Consistent with our pay-for-performance philosophy, a significant portion of the 2013 total direct compensation targets for the named executive officers consists of performance-based compensation in the form of annual cash incentives and long-term equity incentive compensation.

Base Salary:  In light of the company performance for 2012 which included exceeding cash targets by 71%, and considering that executive officers had not received increases to their base salaries for the preceding 4 years (other than Mr.Stevens for his promotions to COO in 2011 and CEO in 2012), the Committee approved an increase in base salaries for 2013.

Name	Base Salary
Curtis M. Stevens	$750,000
Sallie B. Bailey	$426,500
Richard S. Olszewski	$389,000
Jeffrey N. Wagner	$344,000
W. Bradley Southern	$300,000

Annual Cash Incentives.  In February 2013, the Committee also established objectives for 2013 annual cash incentives payable in 2014 to our executive officers. Depending on actual performance in 2013 against the financial and non-financial goals, 2013 incentive payments could range from zero to 200 % of the corporate portion and zero to 120% of the individual portion of the named executive officers’ target payments.

As discussed in “Annual Cash Compensation—Annual Cash Incentives” above, the Committee sets the appropriate split between corporate key financial goals (Available Cash in 2012) and individual performance goals each year. In 2013 incentive payments will be based 60% on corporate performance and 40% on attainment of individual goals. In addition, individual goals have been established for each named executive officer relating to his or her specific staff function or business unit. Payouts for 2013 for the individual performance are dependent upon the achievement of the corporate goal.

The Committee awards long-term equity incentive grants to executive officers as part of their overall compensation package. These awards are consistent with the Committee’s objectives of aligning our senior leaders with the financial interests of our stockholders, focusing on our long-term success, supporting our performance-oriented environment, and offering competitive compensation packages.

The Committee (in its capacity as the subcommittee for purposes of complying with Section 162(m) of the Internal Revenue Code and short-swing profit liability laws) has determined that awards to executive officers under the Stock Award Plan will be one-third in the form of restricted stock and two-thirds in the form of stock appreciation rights, based on the relative grant date fair values of the two types of awards.

When determining the amount of long-term equity incentive plan awards to be granted to executives, the Committee takes into account the competitive range of the market median data provided by Frederic Cook, individual responsibilities and market factors, as well as total direct compensation, compensation mix, and market practices. Individual values are subject to a performance adjustment factor based upon the performance of the executive against identified performance goals and our business performance that increases or decreases the value based on these subjective assessments of the executive’s performance. The 2013 long-term equity values were established in February 2013. For grant purposes, the Committee used discretion in determining the grants, taking into account the Black-Scholes pricing model, the number of shares available for grant and the burn rate (defined as number of shares granted on an annual basis), the value of the grant compared to previous grants, and the market median for competitive positions.

2013 long-term incentive equity plan award values are listed below.

Name	2013 Award Values
Curtis M. Stevens	$2,000,000
Sallie B. Bailey	$650,000
Richard S. Olszewski	$450,000
Jeffrey N. Wagner	$375,000
W. Bradley Southern	$250,000

Additional Policies and Guidelines Affecting Executive Compensation

Use of Independent Compensation Consultant.  The Committee engaged Frederic Cook as its independent consultant to assist it in determining the appropriate executive officer compensation in 2012 pursuant to our compensation policies described above. Frederic Cook had no other business relationship with LP and received no payments from us other than fees for services to the Committee and the Nominating Committee. See “Corporate Governance—Compensation Committee” for additional information about the use of compensation consultants.

Timing of Long-Term Equity Grants.  Our policies and Stock Award Plan require options and SSARs to be granted with an exercise price equal to the closing price of our Common Stock on the date of grant. The Committee’s practice is to make equity awards at its first Committee meeting in a given year (generally in the last week of January or the first week of February). Committee meeting dates are set by the Committee at least one year in advance.

The Committee administers our Stock Award Plan, an amendment and restatement of which was approved by our stockholders in 2009. Three categories of stock grants have been made under the plan: annual grants, special grants and recruiting or retention grants. Annual grants are made each year at a meeting of the Committee, as described above.

Policy on Incentive Compensation Claw-back.  As described above, a significant percentage of our executive officer compensation is incentive-based. The determination of the extent to which the incentive objectives are achieved is based in part on the Committee’s discretion and in part on our financial results. The Committee has the right to reassess its determination of the performance awards if the financial statements on which it relied are restated. The Committee has the authority to direct LP to seek to recover from any executive officer any amounts determined to have been inappropriately received by the individual executive officer. In addition, the Sarbanes-Oxley Act of 2002 mandates that the chief executive officer and the chief financial officer reimburse us for any bonus or other incentive-based or equity-based compensation paid to them in a year following the issuance of financial statements that are later required to be restated as a result of misconduct. The Committee intends to update its policies following the issuance of rules by the SEC to implement applicable provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Stock Ownership Guidelines.  We strongly believe that the financial interests of our executives should be aligned with those of our stockholders. Accordingly, the Committee has established stock ownership guidelines for our executive officers.

Executive officers are expected to own our Common Stock in an amount equivalent to a multiple of their annual base salary. The target amount is a number of shares equal in value to the following multiples of each officer’s annual base salary: for the Chief Executive Officer, five times; for Ms. Bailey, Mr. Olszewski and Mr. Wagner three times, and for Mr. Southern two times.

The Committee amended the guidelines to include a provision whereby no shares of Common Stock may be sold by the executive officer until guidelines are achieved, except for shares withheld to cover taxes upon a vesting event and until an executive officer meets the threshold ownership requirement, at least 40% of the after-tax proceeds received upon the exercise of stock options and SSARs must be held in the form of Common Stock and may not be sold. Restricted shares and restricted stock units granted under the Stock Award Plan that have not yet vested count toward the ownership guidelines, but shares subject to outstanding stock options and SSARs do not, with the exception of Ms. Bailey, who just completed her first year with the company, all executives are in compliance.

Our Insider Trading policy mandates that executive officers review transactions involving our securities with our Chief Financial Officer or legal department prior to entering into the transactions and prohibits a covered officer from pledging or engaging in transactions for the purpose of hedging the economic risk of his or her current or future ownership of shares.

Tax Deduction for Executive Compensation.  The federal income tax laws generally limit the deductibility of compensation paid to the chief executive officer and each of the three highest-paid executives (other than the chief financial officer) to $1,000,000 per year. An exception to this general rule exists for performance-based compensation that meets certain regulatory requirements. Several types of executive compensation, including option and SSAR awards to executive officers, are designed to meet the requirements for deductibility. Other classes of executive compensation, including the restricted stock grants described above, may be subject to the $1,000,000 deductibility limit.

Although tax deductibility of compensation is preferred, deductibility is not a primary objective of our compensation programs. In the view of the Committee, meeting the compensation objectives set forth above is more important than the benefit of being able to deduct the compensation for tax purposes.

Risk Assessment of Executive Pay Policies and Practices

The Committee conducted a review of LP’s pay practices in 2012 to determine if there were any policies and practices that would be reasonably likely to have a material adverse effect on the company. The review included non-executive and executive pay policies and practices. The non-executive pay practices were reviewed by LP’s Risk Council and reviewed by the Committee. In addition, the Committee reviewed executive pay policies and practices. The Committee’s independent consultant participated in that review and discussion. The Committee found no policies or practices that were reasonably likely to have a material adverse effect on LP and that the design of our programs encourages the achievement of both our short-term and long-term operational and financial goals.

Compensation of Executive Officers

Summary Compensation Table

The table below summarizes the various elements of compensation paid to or earned by each of the named executive officers named in the table for the three years ended December 31, 2012. Cash incentive awards paid under LP’s Amended and Restated Annual Cash Incentive Award Plan (the “Cash Incentive Plan”) are included in the “Non-Equity Incentive Plan Compensation” column, which covers non-equity awards that require the satisfaction of pre-established performance goals. No discretionary cash bonuses, which would have been shown in the “Bonus” column, were paid to the named executive officers in the years shown.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Richard W. Frost,	2012	$470,191	$79,380	$329,997	$669,998	$269,892	$0	$27,830	$1,767,908
Chief Executive Officer	2011	$840,000	$—	$660,003	$1,339,999	$0	$971,498	$41,135	$3,852,635
	2010	$840,000	$—	$497,973	$1,011,056	$800,000	$2,170,273	$38,834	$5,358,136
Curtis M. Stevens	2012	$595,769	$172,478	$1,896,322	$1,114,665	$586,424	$1,051,004	$29,759	$5,273,943
Chief Executive Officer	2011	$473,532	$—	$280,500	$569,499	$0	$772,812	$30,934	$2,127,277
	2010	$471,912	$—	$280,315	$569,142	$360,000	$726,410	$31,798	$2,439,577
Sallie B. Bailey(6)	2012	$410,000	$92,650	$202,949	$412,050	$230,010	$34,596	$82,861	$1,465,116
Executive Vice President and Chief Financial Officer	2011	$23,654	$—	$88,560	$78,700	$0	$0	$0	$190,914

Richard S. Olszewski	2012	$374,000	$61,710	$148,503	$301,501	$209,814	$509,129	$28,822	$1,571,769
Executive Vice President, Specialty Products, Sales and Marketing	2011	$374,000	$—	$156,745	$318,252	$0	$365,967	$30,630	$1,245,594
	2010	$374,000	$—	$189,483	$384,725	$260,000	$234,281	$30,572	$1,473,061

Jeffrey N. Wagner,	2012	$330,750	$54,574	$123,751	$251,248	$209,814	$532,320	$28,409	$1,476,292
Executive Vice President, Oriented Strand Board (OSB)	2011	$330,750	$—	$132,005	$267,999	$0	$499,283	$29,261	$1,259,298
	2010	$330,750	$—	$153,321	$311,293	$230,000	$424,689	$31,356	$1,481,409

W. Bradley Southern(7)	2012	$280,000	$36,414	$83,158	$168,841	$126,235	$29,909	$27,256	$715,399
Sr. VP & General Manager
(1)	The amounts shown reflect the aggregate grant date fair value of the awards with respect to awards of performance share awards, restricted stock and incentive shares (restricted stock units) under LP’s 1997 Incentive Stock Award Plan (the “Stock Award Plan”). Assumptions used in calculating the fair value are described in Note 14 to LP’s audited financial statements included in its Annual Report on Form 10-K filed with the SEC on February 29, 2012 (the “2012 Form 10-K”), except that assumptions regarding forfeitures are ignored. Additional details regarding the terms of awards under the Stock Award Plan are described in the tables headed “Grants of Plan-Based Awards for 2012” and “Outstanding Equity Awards at December 31, 2012”.

(2)	The amounts shown reflect the aggregate grant date fair value of the awards with respect to grants of stock-settled stock appreciation rights (“SSARs”) under the Stock Award Plan. Assumptions used in calculating fair value are described in Note 14 to LP’s audited financial statements included in its 2012 Form 10-K, except that assumptions regarding forfeiture are ignored. Additional details regarding the terms of SSARs granted under the Stock Award Plan are described in the tables headed “Grants of Plan-Based Awards for 2012” and “Outstanding Equity Awards at December 31, 2012”.

(3)	The amounts shown reflect the annual cash incentive awards under the Cash Incentive Plan based on performance for the year shown and paid in the first quarter of the following year.

(4)	Amounts shown in this column represent the aggregate increase in the actuarial present value of benefits under LP’s defined benefit retirement plans (the SERP and the Retirement Account Plan), based on the assumptions discussed in the table entitled “Pension Benefits for 2012”.

(5)	Amounts shown in this column for 2012 represent the sum of the amounts attributable to personal benefits and other items of compensation listed in the table below. In addition to the benefits listed below, LP provided medical, vision and dental insurance benefits.

(6)	2012 amounts shown for Ms. Bailey in the Bonus column reflects a discretionary bonus in addition to a one-time sign on bonus in connection with the commencement of her employment as Chief Financial Officer effective December 5, 2011.

(7)	Mr. Southern became an executive officer of LP in May of 2012.

	Richard W. Frost	Curtis M. Stevens	Richard S. Olszewski	Jeffrey N. Wagner	Sallie B. Bailey	W. Bradley Southern
Estate Planning Services(a)
Perquisite Allowance(b)	$20,250	$20,250	$20,250	$20,250	18,585	20,250
Life Insurance Premiums(c)	$3,703.2	$4,509	$3,572	$3,159	3,916	2,006
Annual Physical Expenses(d)	—	—	—	—	—	—
Employer Contributions to Defined Contribution Plans(e)	$3,877	$5,000	$5,000	$5,000	5,000	5,000
Relocation Assistance(f)	—	—	—	—	$55,360	$—
Total	$27,830.2	$29,759	$28,822	$28,409	$82,861	$27,256
(a)	Officers may obtain reimbursement for estate planning services once every five years.

(b)	Executive officers receive a perquisite allowance which is used for expenses associated with financial and tax planning consulting services. Ms. Bailey’s allowance reflects 11 months of service.

(c)	LP pays the annual group term life insurance premiums for coverage provided to each named executive officer in an amount equal to four times his annual base salary level.

(d)	LP pays for costs associated with an annual physical for the CEO, which is not covered under our medical program.

(e)	Prior to February 2009, LP made discretionary annual profit sharing contributions for all participants in its 401(k) Plan, annual matching contributions based on employee contributions into its 401(k) Plan; annual matching contributions based on employee contributions into its non-qualified Executive Deferred Compensation Plan (the “EDCP”); and annual supplemental and make-up credits contributed under the EDCP. All matching contributions were suspended effective February 1, 2009. In 2010, a partial matching contribution was reinstated in the qualified 401(k) Plan. In 2013, matching contributions were reinstated in both the qualified 401(k) and the EDCP to levels prior to February 2009. Benefits under the EDCP are described in greater detail under “Nonqualified Deferred Compensation for 2012”.

(f)	Includes payment or reimbursement of relocation-related travel, meals, household moving and storage, temporary housing and new house purchase closing costs and expenses paid in 2012.

Grants of Plan-Based Awards for 2012

The table below provides information regarding annual cash incentive awards under the Cash Incentive Plan and grants of restricted stock and SSARs under the Stock Award Plan to LP’s executive officers during 2012.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards(5) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(6) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Richard W.	2/2/2012	$441,000	$630,000	$630,000
Frost	2/2/2012								143,110	$8.84	$669,998
	2/2/2012							37,330			$329,997
Curtis M.	2/2/2012	$455,000	$650,000	$650,000
Stevens(7)	2/2/2012								143,110	$8.84	$669,998
	2/2/2012							37,330			$329,997
	5/7/2012				100,000	200,000	300,000				$1,344,000
	5/7/2012								87,222	8.96	$444,666
	5/7/2012							24,813			$222,324
Sallie B.	2/2/2012	$157,850	$225,500	$225,500
Bailey	2/2/2012								88,013	$8.84	$412,050
	2/2/2012							22,958			$202,949
Richard S.	2/2/2012	$143,990	$205,700	$205,700
Olszewski	2/2/2012								64,400	$8.84	$301,501
	2/2/2012							16,799			$148,503
Jeffrey N.	2/2/2012	$127,339	$181,913	$181,913
Wagner	2/2/2012								53,666	$8.84	$251,248
	2/2/2012							13,999			$123,751
W. Bradley	2/2/2012	$98,000	$140,000	$151,200
Southern	2/2/2012								36,064		$168,841
	2/2/2012							9,407			$83,158
(1)	The table shows threshold, target and maximum payouts under awards made in 2012 under the Cash Incentive Plan. The threshold amount represents the amount payable assuming that the Available Cash target was reached and individual performance goals were achieved at the 100% level. The target amount represents a payout based on achievement of individual performance goals at the 100% level and attainment of the Available Cash target, resulting in payment of 100% of the target award for corporate performance. In 2012 the maximum award for executives under the corporate performance portion is 100% of the target award. Any additional amounts are provided at the discretion of the Board. Mr. Southern’s maximum award represents a payout at based on achievement of individual performance goals at the 120% level and attainment of the maximum available cash targets for purposes of 2012 awards, resulting in payment of 100% of the target award for corporate performance. Mr. Frost’s 2012 payout was prorated to reflect his time with the company.

(2)	Reflect the potential number of performance shares that may be earned by Mr. Stevens over the four year performance period if the threshold, target or maximum goals are satisfied for the performance measures. Although the performance share award program does not have a “target” award level, the amounts set forth above under the Target column assumes the achievement at the mid-point of the performance measure. During 2012, Mr. Stevens met the required stock price performance goals for 100,000 shares under this award. The shares remain subject to service-based vesting conditions.

(3)	Reflects awards of restricted stock or restricted stock units under the Stock Award Plan. The awards will vest in full on the third anniversary of the date of grant, Vesting will accelerate upon a change of control of LP. Prior to vesting, participants have voting rights and receive cash dividends at the same rate as unrestricted shares of Common Stock. In the event of a stock split or stock dividend, the participant is entitled to receive additional restricted shares.

(4)	Reflects grants of SSARs which vest in three equal annual installments beginning one year after the date of grant and expire 10 years after the date of grant. Vesting will accelerate upon a change of control of LP. Upon exercise, a participant will receive shares of Common Stock with a value equal to the difference between the base price and the market price on the date of exercise multiplied by the number of SSARs exercised.

(5)	The base price is equal to the closing sale price of the Common Stock on the NYSE on the date of grant.

(6)	The amounts shown represent the grant date fair value of the restricted stock, performance shares and SSAR awards. Assumptions used in calculating the grant date fair value of performance share awards and SSARs are described in Note 14 to LP’s audited financial statements included in its 2012 Form 10-K, except that assumptions regarding forfeiture are ignored.

(7)	Reflects adjustments to Mr. Stevens’ payout opportunities under the Cash Incentive Plan made in connection with his promotion to Chief Executive Officer effective May 4, 2012. Potential payouts reflect award values which have been prorated to reflect Mr. Stevens’ promotion to Chief Executive Officer in May 2012.

Outstanding Equity Awards at December 31, 2012

The table below provides information regarding stock options, SSARs, restricted stock and incentive shares held by the named executive officers at December 31, 2012.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options(1) Exercisable (#)	Number of Securities Underlying Unexercised Options(1) Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units of Other Rights That Have Not Vested ($)
Richard W. Frost	37,000	—		$21.27	1/31/2004	1/31/2014	172,547	$3,333,608
	80,000	—		$27.49	2/4/2005	2/4/2015
	113,950	—		$28.68	2/2/2006	2/2/2016
	222,730	—		$22.99	2/1/2007	2/1/2017
	472,660	—		$15.27	1/31/2008	1/31/2018
	570,826	—		$2.17	2/13/2009	2/13/2019
	183,158	91,578		$7.00	2/4/2010	2/4/2020
	78,662	157,324		$10.30	2/3/2011	2/3/2021
	—	143,110		$8.84	2/2/2012	2/2/2022
Curtis M. Stevens	39,000	—		$21.27	1/31/2004	1/31/2014	129,421	$2,500,414	300,000	$5,796,000
	30,000	—		$27.49	2/4/2005	2/4/2015
	42,730	—		$28.68	2/2/2006	2/2/2016
	97,510	—		$22.99	2/1/2007	2/1/2017
	191,190	—		$15.27	1/31/2008	1/31/2018
	242,442	—		$2.17	2/13/2009	2/13/2019
	103,103	51,551		$7.00	2/4/2010	2/4/2020
	33,432	66,862		$10.30	2/3/2011	2/3/2021
	—	143,110		$8.84	2/2/2012	2/2/2022
	—	87,222		$8.96	5/4/2012	5/4/2022
Richard S. Olszewski	15,000	—		$19.02	10/2/2006	10/2/2016	59,086	$1,141,542
	66,200	—		$22.99	2/1/2007	2/1/2017
	128,560	—		$15.27	1/31/2008	1/31/2018
	50,000	—		$2.17	2/13/2009	2/13/2019
	69,695	34,847		$7.00	2/4/2010	2/4/2020
	18,683	37,364		$10.30	2/3/2011	2/3/2021
	—	64,400		$8.84	2/2/2012	2/2/2022
Jeffrey N. Wagner	8,500	—		$21.27	1/31/2004	1/31/2014	48,718	$941,232
	8,100	—		$27.49	2/4/2005	2/4/2015
	12,130	—		$28.68	2/2/2006	2/2/2016
	61,330	—		$22.99	2/1/2007	2/1/2017
	119,110	—		$15.27	1/31/2008	1/31/2018
	71,040	—		$2.17	2/13/2009	2/13/2019
	56,392	28,196		$7.00	2/4/2010	2/4/2020
	15,733	31,464		$10.30	2/3/2011	2/3/2021
		53,666		$8.84	2/2/2012	2/2/2022
Sallie B. Bailey	6,667	13,333		$7.87	12/5/2011	12/5/2021	32,958	$636,749
	—	88,013		$8.84	2/2/2012	2/2/2022
W. Bradley Southern	7,400			$21.27	1/31/2004	2/1/2013	28,622	$552,977
	6,360			$27.49	2/4/2005	1/31/2014
	8,630			$28.68	2/2/2006	2/4/2015
	27,700			$22.99	2/1/2007	2/2/2016
	54,560			$15.27	1/31/2008	2/1/2017
	70,661			$2.17	2/13/2009	1/31/2018
	28,684	14,342		$7.00	2/4/2010	2/13/2019
	9,912	19,822		$10.30	2/3/2011	2/4/2020
	—	36,064		$8.84	2/2/2012	2/3/2021

(1)	Reflects grants of stock options (with expiration dates in 2015 and earlier) and SSARs (with expiration dates in 2016 and later). Options and SSARs vest in three equal annual installments beginning on the first anniversary of the grant date and have a 10-year term.

(2)	Unvested awards of restricted stock and incentive shares held by LP’s executive officers at December 31, 2012 vest on the dates shown below:

	2/4/2013	2/3/2014	12/5/2014	2/2/2015	5/4/2015	Total
Mr. Frost	71,139	64,078	—	37,330		172,547
Mr. Stevens	40,045	27,233	—	37,330	24,813	129,421
Ms. Bailey	—	—	10,000	22,958	—	32,958
Mr. Olszewski	27,069	15,218	—	16,799		59,086
Mr. Wagner	21,903	12,816	—	13,999		48,718
Mr. Southern	11,141	8,074	—	9,407	—	28,622

(3)	Based on the closing sale price of the Common Stock on the NYSE on December 31, 2012, $19.32 per share.

(4)	Represents the number of performance shares outstanding as of December 31, 2012. The number of shares, together with the market value as of December 31, 2012, the last trading day of our fiscal year, shown above, assumes the satisfaction of the goals at the maximum level over the entire performance period. Of the amount listed, Mr. Stevens was credited with 100,000 shares based upon the attainment of certain share price targets. The shares credited remain subject to service-based vesting conditions.

Option Exercises and Stock Vested During 2012

The following table provides information regarding exercise of stock options and vesting of incentive shares with respect to LP’s executive officers during 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Richard W. Frost	94,816	$440,569	125,638	$1,020,181
Curtis M. Stevens	—	—	53,361	$433,291
Sallie B. Bailey	—	—	—	—
Richard S. Olszewski	50,067	$598,376	37,591	$305,239
Jeffrey N. Wagner	85,111	$1,017,808	33,244	$269,941
W. Bradley Southern	—	—	15,552	$126,282

Pension Benefits for 2012

The following table shows the present value of accumulated benefits for each of the named executive officers under LP’s Supplemental Executive Retirement Plan (the “SERP”) and LP’s Retirement Account Plan, in each case assuming retirement by the executive at age 62. Amounts shown in the table were calculated as of a December 31, 2012 measurement date consistent with LP’s financial statements and using the same long-term rate of return, discount rate, rate of compensation increase, and mortality rate assumptions used in the financial statements. See Note 13 to LP’s audited financial statements included in its 2012 Form 10-K.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During 2012 ($)(2)
Richard W. Frost	Retirement Account Plan	17	$—	$143,317
	SERP	17	$—	$10,376,136
Curtis M. Stevens	Retirement Account Plan	15	$148,402	$—
	SERP	15	$5,085,907	$—
Sallie B. Bailey	SERP	1	$34,596	$—
Richard S. Olszewski	Retirement Account Plan	6	$50,796	$—
	SERP	6	$1,293,345	$—
Jeffrey N. Wagner	Retirement Account Plan	35	$149,785	$—
	SERP	35	$2,827,136	$—
W. Bradley Southern	Retirement Account Plan	13	$150,237	$—
(1)	At December 31, 2012, all named executive officers participating in the SERP and Retirement Account Plan (where applicable), with the exception of Ms. Bailey, were vested in their benefits thereunder (subject to early retirement reductions, if applicable). Note that Ms. Bailey is not a participant in the Retirement Account Plan and Mr. Southern is not a participant in the SERP.

(2)	With approval by the Committee of his early retirement, Mr. Frost retired in May 2012. These amounts reflect full payment of both his Retirement Account Plan and his SERP

Supplemental Executive Retirement Plan

The SERP is a defined benefit plan intended to provide supplemental retirement benefits to key executives designated by LP’s Chief Executive Officer and the Committee. Key features of the SERP include:

•

Vesting.  Participants are fully vested in their SERP benefits after participating in the SERP for five years. Vesting is accelerated in the event of the participant’s death or disability or a change of control of LP.

•	Retirement Age. The normal retirement age under the SERP is 62.

•	Annual Benefits. The annual benefit payable under the SERP to a participant who retires at the normal retirement age is equal to:

50% of the executive’s final average compensation

multiplied by

a fraction equal to: years of credited service (up to a maximum of 15)/15

For example, if a participant had final average compensation of $500,000 with ten years of credited service, his or her annual benefit (subject to reductions for other retirement benefits as described below) would be $166,667 calculated as: $500,000 x .50 x (10/15).

•

Years of Credited Service.  Years of credited service under the SERP are equal to the participant’s years of service credited under the Retirement Account Plan discussed below. If a participant’s employment is involuntarily terminated within 36 months after a change of control of LP, he or she is credited with two additional years of service.

•

Final Average Compensation.  Final average compensation on an annual basis is equal to a participant’s compensation during the 60 consecutive months out of the last 120 months of employment in which the participant’s compensation was highest, divided by five. Compensation for this purpose includes base salary plus annual bonus paid to a participant or deferred under the Executive Deferred Compensation Plan (described below), but excludes all other benefits. If LP terminates a participant’s employment other than for cause or the participant terminates for good reason within 36 months after a change of control of LP, benefits under the SERP will be calculated based on the participant’s base salary during the preceding 12 months plus the average annual cash incentive paid in the preceding three years, if higher than final average compensation.

•

Early Retirement Provisions.  Retirement benefits under the SERP are subject to reduction in the event of retirement before age 62. When a participant retires prior to age 55, his or her annual benefit as described above is reduced by a fraction equal to his actual credited years of service over the number of years of credited service the participant would have had at age 62. If a participant retires between age 55 and age 61, the amount of the reduction to his annual benefit as described above depends on whether the committee administering the plan approves the retirement. If the participant’s early retirement is approved by the committee, his or her annual benefit is reduced by 3% for each year prior to age 62. If the committee does not approve the participant’s early retirement, his or her benefit is reduced by 5% for each year prior to age 62 and is further reduced by a fraction equal to the participant’s actual years of credited service over the years of credited service the participant would have had at age 62. Termination of a participant’s employment by LP other than for cause or termination by a participant for good reason within 36 months of a change of control is treated as an early retirement with committee approval, regardless of the participant’s age.

•

Reductions for Other Retirement Benefits.  The annual benefits payable under the SERP are reduced by an amount equal to the sum of (1) 50% of the participant’s primary Social Security benefit determined at age 62 and (2) the value of employer contributions under LP’s other retirement plans and the Executive Deferred Compensation Plan.

•

Disability Benefit.  If a participant is unable to continue employment due to a disability, the benefit is calculated in the same manner as if the participant retired at age 62, and credit for years of service accrues during the disability.

•

Form of Payment.  The normal form of payment under the SERP is a single lump sum payment that is actuarially equivalent to a life annuity payable monthly in the amount of the monthly SERP benefit. Other forms of payment available under the SERP must also be actuarially equivalent to a life annuity payable monthly. All of the named executive officers have elected a lump sum payment. If the participant retires at age 62 or later, payments commence six months after retirement. If the participant retires prior to age 62, payments commence as of a date specified in advance by the participant but not earlier than age 62.

Of the executive officers included in the pension benefits table above, all are vested in their benefits under the SERP, except Ms. Bailey, and Mr. Southern who does not participate in the SERP. As of December 31, 2012, Mr. Stevens was age 60, Ms. Bailey was age 53, Mr. Olszewski was age 56 and Mr. Wagner was age 57. Accordingly, if they had retired as of that date, their benefits would have been subject to reduction as described under “Early Retirement Provisions” above. During 2012, Mr. Frost received a distribution from this plan in the amount of $10,376,136.

Retirement Account Plan

Executive officers and other salaried employees of LP are eligible to participate in LP’s Retirement Account Plan if hired before January 1, 2010. The Retirement Account Plan was frozen to future contribution credits effective January 1, 2010. Plan balances will continue to accrue interest as described below. Key features of the Retirement Account Plan include:

•	Interest. Interest is credited daily on the cash balance in each participant’s account based on the U.S. Treasury bond rate for November of the prior year.

•	Vesting. Contributions under the Retirement Account Plan generally vest after three years of service (of at least 1,000 hours per year) to LP.

•	Form of Payment. Payment from the Retirement Account Plan may be made as an annuity payable over the lifetime of the participant, in a lump sum, or pursuant to other arrangements.

•	Other. The Retirement Account Plan does not provide for an offset for Social Security benefits.

Nonqualified Deferred Compensation for 2012

The following table summarizes information regarding participation by the named executive officers in LP’s 2004 Executive Deferred Compensation Plan (the “Deferred Compensation Plan”).

Name	Executive Contributions in 2012(1) ($)	Registrant Contributions in 2012 ($)	Aggregate Earnings in 2012 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2012(2) ($)
Richard W. Frost	$—	$—	$74,999	$(795,425)	$—
Curtis M. Stevens	$—	$—	$26,191	$—	$194,115
Sallie B. Bailey	$—	$—	$—	$—	$—
Richard S. Olszewski	$287.69	$—	$12,271	$—	$86,043
Jeffrey N. Wagner	$—	$—	$17,509	$—	$185,293
W. Bradley Southern	$—	$—	$2,741	$—	$18,632
(1)	Amounts shown in this column are also included in salary in the Summary Compensation Table above.

(2)	Reflects employee contributions that were reported as salary in Summary Compensation Tables for years prior to 2012 as follows: for Mr. Frost, $327,758; for Mr. Stevens, $0.00; for Ms. Bailey $0.00 for Mr. Olszewski, $51,077; for Mr. Wagner, $25,047, and for Mr. Southern $10,848.

All employees who are in LP’s top two levels of management and participate in its Retirement Account Plan and the profit sharing component of the 401(k) Plan are automatically participants in the Deferred Compensation Plan. Key features of the Deferred Compensation Plan include:

•	Deferrals. The Deferred Compensation Plan permits deferrals of up to 90% of a participant’s base salary and annual bonuses.

•

Matching Contributions by LP.  Through January 31, 2009, LP made matching contributions equal to 3.5% of a participating employee’s deferral amounts. In December 2008, LP’s management determined to suspend matching contributions effective February 1, 2009.

•

Supplemental Credit.  LP credits each participating employee’s plan account with an amount that would have been contributed under LP’s profit sharing component of its 401(k) Plan if limits imposed under the Internal Revenue Code did not apply. The Retirement Account Plan supplemental credit ceased after 2009.

•

Make-up Credit.  LP credits each participating employee’s plan account with an amount that would have been contributed under LP’s profit sharing component of its 401(k) Plan had the participant not deferred compensation. The Retirement Account Plan make-up credit was discontinued effective January 1, 2010 as a component of LP’s discontinuation of its defined benefit plan.

•

Vesting.  Participants are immediately vested in credits for their contributions and related earnings. Participants are vested in their rights to LP’s matching contributions and related earnings after two years of service to LP and are vested in their rights to supplemental and make-up credits and related earnings in accordance with the vesting schedule of profit sharing component of the 401(k) Plan. Participants will also become vested in LP’s matching contributions, supplemental credits, and make-up credits upon reaching age 65 or immediately upon death, disability, or termination within 24 months following a change of control of LP.

•

Form of Payment.  If a participant’s employment with LP is terminated for any reason, the participant is entitled to receive his vested plan account balances, either in a lump sum or in the form of an annuity over a period of up to 15 years as designated by the participant, in accordance with the terms and conditions set forth in the plan. Participants may also receive distributions prior to termination in the event of emergencies or as otherwise specified in the plan.

•

Earnings on Account Balances.  Amounts credited to participants’ accounts are adjusted to reflect amounts of income, gain or loss as if the amounts held in such accounts had been invested in investment funds designated under the Deferred Compensation Plan and selected by the participants. The following table shows investment choices made by participants for the purpose of valuing their contribution credits in the Deferred Compensation Plan as of December 31, 2012 and annualized returns for each investment choice for 2012:

Fund	Performance
Vanguard Total International Stock Index	18.21%
T. Rowe Price Equity Income Fund	17.25%
T. Rowe Price Growth Stock Fund	18.92%
T. Rowe Price Mid-Cap Growth Fund	13.91%
T. Rowe Price Mid-Cap Value Fund	19.63%
PIMCO Total Return Fund	10.35%
Vanguard Institutional Index	15.98%
Oppenheimer Main St Sm C Y	17.26%
T. Rowe Price Balanced Fund	13.95%
MFS International Growth	19.90%

Potential Payments Upon Termination or Change of Control

LP has not entered into employment agreements with its executive officers, except for the Change of Control employment agreements described below. Therefore, its executive officers are not generally entitled to severance benefits upon termination of employment in the absence of a change of control. A description of payments and benefits to be provided to LP’s executive officers under various circumstances involving termination of employment and/or a change of control follows.

Payments and Benefits upon Termination Prior to Change of Control

Upon termination of an executive officer’s employment for any reason prior to a change of control of LP, he or she is entitled to receive amounts earned while employed, as follows:

•	Payment of base salary through the date of termination.

•

Accrued vacation pay through the date of termination. Accrued vacation pay for LP’s current executive officers at December 31, 2012, was as follows: Mr. Stevens, $62,500; Mr. Olszewski, $35,961; Mr. Wagner, $31,803; Ms. Bailey, $31,538 and Mr. Southern $26,923.

•

Other benefits, to the extent vested, required to be paid under the terms of any other plan, program or arrangement maintained by LP, including, without limitation, retirement benefits payable under LP’s Retirement Account Plan and SERP, as described under “Pension Benefits for 2012, and benefits under the Deferred Compensation Plan, as described under “Nonqualified Deferred Compensation for 2012”.

The amounts listed above are referred to as “accrued obligations.”

If an executive retires with the approval of the Chief Executive Officer at age 60 or older, prior to year end, a pro rata share of his or her target award under the Cash Incentive Plan will be paid based on the date of termination. If an executive dies or if his or her employment is terminated due to disability, he or she will be paid his target award under the Cash Incentive Plan. Upon termination of employment due to death or disability, all awards of restricted stock or restricted stock units (incentive shares) will become fully vested (see “Market Value of Shares that have not Vested” in the Nonqualified Deferred Compensation for 2012 table), but any stock options or SSARs that were not exercisable on the date of termination will be canceled. Vesting of equity-based awards is not accelerated upon termination for any other reason in the absence of a change of control. Vesting of certain benefits under the SERP and the Deferred Compensation Plan is accelerated upon death or disability, as described under “Pension Benefits for 2012” and under “Nonqualified Deferred Compensation for 2012”.

The aggregate payments and benefits, in addition to accrued obligations, that LP’s named executive officers would have received, assuming termination upon death or disability on December 31, 2012, prior to the occurrence of a change of control, were as follows: Mr. Stevens $8,648,955; Ms. Bailey $1,937,288, Mr. Olszewski, $2,788,492; and Mr. Wagner, $2,316,745, representing the sum of the value on that date of restricted stock, incentive shares and SSARs subject to accelerated vesting and the executive’s target award for 2012 under the Cash Incentive Plan.

Change of Control Employment Agreements

In November 2007, the Compensation Committee approved new Change of Control Employment Agreements with Messrs. Stevens, Olszewski and Wagner, that became effective January 1, 2008. The agreements provide for compensation and benefits following a change of control of LP, including severance payments and benefits in the event the executive officer’s employment is terminated. In December 2011, the company entered into a Change of Control Employment Agreement with Ms. Bailey on terms consistent with the agreements entered into with the other four executive officers, except that Ms. Bailey’s agreement contains no excise tax gross-up provision (versus the modified gross-up provision contained in the earlier agreements.) Subsequent to December 31, 2012, the Company and Mr. Southern entered into an agreement consistent with Ms.Bailey’s agreement.

Term.  The agreements will terminate two years after LP gives the executive written notice. If a change of control of LP occurs prior to that date, the term will be extended automatically for three additional calendar years beyond the date on which the change of control occurs. This three-year period is referred to as the “change of control period.”

Definition of Certain Terms.  Brief summaries of the definitions of certain terms used in the agreements are set forth below.

“Change of control” means:

•	The acquisition by a person or group of beneficial ownership of 20% of LP’s outstanding Common Stock or voting securities, with certain exceptions;

•

A change in the composition of the Board of Directors such that the incumbent directors cease to constitute at least a majority of the Board (including, for purposes of computing a majority, those persons nominated for election by a majority of the then incumbent directors who had been similarly nominated);

•	Completion of a reorganization, merger, consolidation or sale of substantially all the assets of LP, with certain exceptions; or

•	Approval by LP’s stockholders of a complete liquidation or dissolution of LP.

“Cause” means one of the following actions, as determined by the vote of at least 75% of the directors:

•	The willful and continued failure of the executive to substantially perform his or her duties after delivery of a written demand for substantial performance; or

•	The willful engaging by the executive in illegal conduct or gross misconduct that materially harms LP.

“Good reason” for purposes of an executive’s termination of his employment with LP means:

•	The executive’s position, authority, duties, or responsibilities are diminished;

•	Any failure by LP to comply with the compensation provisions of the agreement;

•	Transfer of the executive to a location more than 50 miles from the present location or a substantial increase in the amount the executive is required to travel; or

•	Any purported termination by LP of the executive’s employment otherwise than as expressly permitted by the agreement.

Payments and Benefits While Employed Following Change of Control

During the change of control period and for so long as a covered executive remains employed by LP (or its successor), he is entitled to:

•	Receive an annual base salary in an amount at least equal to 12 times his highest monthly base salary paid during the 12 months immediately preceding the change of control;

•	Be paid an annual cash bonus in an amount at least equal to the executive’s target bonus for the year in which the change of control occurs; and

•

Participate in all incentive savings and retirement plans, welfare benefit programs, personal benefits and paid vacation available to other peer executives on at least as favorable terms as those in place during the 120-day period immediately preceding the change of control.

In addition, all outstanding equity-based awards held by LP’s executive officers, including stock options, SSARs, restricted stock, and restricted stock units, will become vested or exercisable in full upon a change of control of LP. Also, under the SERP, the executive officer will be fully vested in all benefits whether or not he or she otherwise has five years of participation (see “Pension Benefits for 2012”). All agreements for equity awards granted prior to November 1, 2007, provide for reimbursement, on an after-tax basis, for any excise tax imposed under 280G on “excess parachute payments” that is directly attributable to acceleration of vesting or exercisability, plus any related federal, state and local income taxes. For subsequent equity award grants, a similar right of reimbursement is provided under the Change of Control Employment Agreements.

The annual base salary levels and target bonuses for LP’s current executive officers during 2012 are disclosed under “Executive Compensation—Compensation Discussion and Analysis”. Information regarding benefits provided to LP’s executive officers in addition to salary and cash incentive payments during 2012 appears in the Summary Compensation Table. If a change of control of LP had occurred on December 31, 2012, these salary and bonus levels and benefits would represent the minimum amounts that would have been payable to LP’s executive officers in each of 2013, 2014 and 2015, unless their employment was terminated during that three-year period.

The aggregate benefits and payments, in addition to accrued obligations, that LP’s named executive officers would have received assuming a change of control occurred on December 31, 2012, without termination of employment, were as follows: Mr. Stevens, $8,648,955; Ms. Bailey $1,937,288, Mr. Olszewski, $2,788,492; and Mr. Wagner, $2,316,745, representing the sum of the value on that date of restricted stock, incentive shares and SSARs subject to accelerated vesting and the executive’s target award for 2012 under the Cash Incentive Plan.

Payments and Benefits Upon Termination Following Change of Control

The severance compensation and benefits payable under the Change of Control Employment Agreements upon the termination of an executive officer’s employment vary depending on the reason for termination, as described below.

Termination Without Good Reason; or by LP for Cause.  If an executive officer voluntarily terminates his or her employment other than for good reason, or LP terminates his or her employment for cause, during a change of control period, he or she will be entitled to payment or satisfaction by LP of all accrued obligations, but will not be entitled to any other severance or benefits.

Death or Disability.  If an executive officer dies or his or her employment is terminated due to disability during a change of control period, the officer or his or her legal representative will be entitled to payment of all accrued obligations and a pro rata amount of the officer’s target bonus for the year in which the change of control occurs, based on the number of days in the year prior to death or termination. The aggregate payments and benefits, in addition to accrued obligations, that LP’s named executive officers would have received, assuming death or termination due to disability on December 31, 2012, during a change of control period, were as follows: Mr. Stevens, $8,648,955; Ms. Bailey $1,937,288, Mr. Olszewski, $2,788,492; and Mr. Wagner, $2,316,745, representing the sum of the value on that date of restricted stock, incentive shares and SSARs subject to accelerated vesting and the executive’s target award for 2011 under the Cash Incentive Plan. Assuming that the change of control and the termination due to death or disability occurred in the same year, these are the same amounts that an executive would receive upon a change of control without any termination, as described further under “Payments and Benefits While Employed Following Change of Control” above.

Termination for Good Reason; or Other than for Cause, Death or Disability.  If, during a change of control period, an executive’s employment with LP is terminated by LP (other than for cause, death or disability) or by the executive for good reason, he or she will be entitled to receive the following amounts in a lump-sum payment six months after termination:

•

Base salary through the date of termination (at a monthly rate at least equal to the highest rate in effect during the 12 months prior to the date the change of control occurred) plus a pro rata amount of target bonus for the fiscal year in which the change of control occurred;

•	An amount equal to three times the sum of (x) annual base salary at such rate plus (y) target bonus amount;

•

The difference, calculated on an actuarial present value basis, between the retirement benefits that would have accrued under the Retirement Account Plan and the SERP if employment continued for an additional three years and the actual vested benefit, if any, under those plans (including any enhancement under the terms of the SERP triggered by the change of control) at the date of termination; and

•	Interest on the amounts described above from the date of termination through the payment date.

The Change of Control Employment Agreements also provide for reimbursement of fees for outplacement services, financial counseling, estate planning and for the continuation of health, disability and life insurance benefits for three years. Executive officers (other than Ms. Bailey and Mr. Southern) are also entitled to reimbursement for any excise tax imposed on benefits that constitute excess parachute payments, plus any related federal, state and local income taxes, subject to a “cut back” under which severance benefits can be reduced up to 10% to avoid any excise tax under Section 280G of the Internal Revenue Code (“280G”). If a larger reduction would be required to come within the 280G safe harbor, the agreements provide for LP to reimburse the employee in full for all 280G excise taxes and related income taxes imposed on the severance payments.

Acceleration of or increases to certain benefits under the terms of the SERP and the Deferred Compensation Plan that are triggered if an executive is terminated following a change of control are described under “Pension Benefits for 2012” and “Nonqualified Deferred Compensation for 2012”.

Potential Pay-Outs to Current Executive Officers

The following table shows potential pay-outs under the Change of Control Employment Agreements and other LP benefit plans assuming that the employment of a current executive officer was terminated following a change of control of LP, either by LP for reasons other than cause, death or disability, or by the executive for good reason, and that termination occurred on the last business day of 2012.

Name	Lump Sum Cash Severance Payment(1)	Increase in Present Value of Accumulated Retirement Benefits(2)	Welfare Benefits(3)	Other Benefits(4)	Value of Unvested Shares(5)	Value of Unvested Performance Shares (6)	Value of Unvested Stock Options(7)	Estimated Excise Tax and Gross-Up Payments(8)	Total
Curtis M. Stevens	$4,550,000	$1,693,743	$48,809	$77,250	$2,500,414	$1,932,000	$3,641,616	$3,319,996	$17,763,828
Sallie B. Bailey	$2,132,000	$491,797	$42,425	$72,256	$636,749	$—	$1,075,039	$—	$4,450,266
Richard S. Olszewski	$1,944,800	$1,060,518	$58,623	$81,001	$1,141,542	$—	$1,441,250	$1,285,787	$7,013,521
Jeffrey N. Wagner	$1,719,900	$673,897	$39,600	$79,205	$941,232	$—	$1,193,600	$1,023,085	$5,670,519
W. Bradley Southern	$420,000	$—	$32,537	$—	$552,977	$—	$1,875,597	$—	$2,881,111
(1)	Represents the executive’s target bonus under the Cash Incentive Plan for 2012 plus an additional payment equal to three times the annual base salary level and target bonus, for all employees except Mr. Southern. Mr. Southern did not have a written CIC agreement in 2012. He entered into this agreement on February 8, 2013. However, he was covered under the Key Employee Severance Plan (KESP) which provided severance in the amount of 18 months of salary plus any bonuses for the year.

(2)	Includes (a) enhanced benefits under the terms of the SERP based on the inclusion of two additional years of credited service and the use of final compensation (2012 base salary plus the average of annual cash incentive bonuses paid in 2010, 2011, and 2012) and (b) benefits under the Change of Control Employment Agreements equal to the difference, calculated on an actuarial present value basis, between the retirement benefits that would have accrued under the Retirement Account Plan and the SERP if the executive’s employment continued for an additional three years and the actual vested benefit, if any, at the date of termination. Mr. Southern is not eligible for the SERP.

(3)	Represents the estimated cost of continuing health, disability and life insurance coverage and other welfare benefits to the executive and his or her family at the same level as in place at December 31, 2012, for a three-year period. Mr. Southern’s cost reflects the cost of continuation of his health care benefits for 18 months, as provided for under the KESP.

(4)	Includes executive perquisite allowance at the 2012 estimated annual cost for three years, outplacement services valued at $13,000, and estate planning services to which the executives are entitled valued at $3,500. Mr. Southern is not entitled to these benefits under the KESP.

(5)	Represents the market value on December 31, 2012, of awards of restricted stock and incentive shares that were not vested on that date. See “Outstanding Equity Awards at December 31, 2012” for additional information.

(6)	Represents the market value on December 31, 2012, of awards of performance shares that to the extent the Corporate Performance Measures have been attained.

(7)	Represents the value of in-the-money stock options or SSARs that had not vested on December 31, 2012, based on the difference between the closing sale price of the Common Stock on the NYSE on that date, $19.32 per share, and the per share exercise price. See “Outstanding Equity Awards at December 31, 2012” for additional information.

(8)	Represents the estimated amount required to be reimbursed under the Change of Control Employment Agreements for excise taxes imposed on benefits deemed to be excess parachute payments plus any related federal, state and local income taxes.

Equity Compensation Plan Information

The following table sets forth additional information as of December 31, 2012, regarding shares of Common Stock that may be issued under LP’s existing equity compensation plans and arrangements, all of which have been approved by LP’s stockholders. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options, warrants, and other rights and the number of shares remaining available for future grants, excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))(c)
Equity compensation plans approved by stockholders(1)	10,686,733	$12.88	3,411,022
Equity compensation plans or arrangements not approved by stockholders	—	N/A	—

Total	10,686,733		3,411,022

(1)	Equity compensation plans under which awards are currently outstanding and that were approved by LP’s stockholders include the 1997 Incentive Stock Award Plan (the “Stock Award Plan”), the 1992 Non-Employee Director Stock Option Plan, and the 2000 Non-Employee Director Restricted Stock Plan (the “Restricted Stock Plan”). The number of shares shown in column (a) as shares subject to outstanding awards include 1,863,714 shares subject to awards of restricted shares or restricted stock units (including incentive shares) outstanding on December 31, 2012. See “Outstanding Equity Awards at December 31, 2012” and “Directors’ Compensation for 2012” for additional information regarding the vesting of outstanding incentive and restricted share awards. The Stock Award Plan also authorizes the grant of restricted stock awards with such terms and conditions as the Compensation Committee deems appropriate, including provisions that such awards will be forfeited upon termination of a participant’s employment for specified reasons within a specified period of time or upon other conditions set forth in the award agreement. Also, 19,892 shares were available for future awards to non-employee directors under the Restricted Stock Plan.

DIRECTORS’ COMPENSATION

The following table summarizes compensation paid to LP’s outside directors for services during 2012.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
E. Gary Cook	$175,250	$40,000	$40,000	—	—	—	$255,250
Archie W. Dunham	$69,250	$40,000	$40,000	—	—	—	$149,250
Daniel K. Frierson	$55,750	$40,000	$40,000	—	—	—	$135,750
Lizanne C. Gottung	$57,250	$40,000	$40,000	—	—	—	$137,250
Kurt M. Landgraf	$64,250	$40,000	$40,000	—	—	—	$144,250
Dustan E. McCoy	$60,750	$40,000	$40,000	—	—	—	$140,750
Colin D. Watson	$69,260	$40,000	$40,000	—	—	—	$149,260
John W. Weaver	$55,750	$40,000	$40,000	—	—	—	$135,750
(1)	For 2012, each director of LP who is not an employee of LP or any of its subsidiaries, other than the Chairman of the Board, received an annual retainer of $35,000. The Chairman of the Audit Committee receives an additional annual retainer of $10,000, while the Chairman of the Compensation Committee receives an additional annual retainer of $7,500. The Chairman of each other Board committee receives an additional annual retainer of $5,000 except the Chairman of the Board, who receives an annual retainer of $150,000 for service on the Board and Board committees. All outside directors also receive $1,750 for each Board meeting attended and $1,500 for each committee meeting attended, including telephone conference meetings. All fees are paid on a quarterly basis. At its meeting on February 8, 2013, the Board considered, and approved, the nominating committee’s recommendation to increase certain fees based on its review of market data with its independent compensation consultant, Frederic Cook. The Board approved an increased annual retainer from $35,000 to $60,000 for 2013; an increase in the additional fee for the Chair of the Compensation Committee from $7,500 to $10,000; and an increase in the Executive Chairman’s compensation from $150,000 to $235,000.

(2)	The amounts shown reflect the fair value as of the date of grant with respect to awards of phantom stock under LP’s 2011 Non-Employee Director Phantom Stock Plan. Assumptions used in calculating the fair value are described in Note 14 to LP’s audited financial statements included in its 2012 Form 10-K, except that assumptions regarding forfeiture are ignored. The plan provides for annual grants of phantom shares of Common Stock with a market value on the grant date of $40,000 (which equals the grant date fair value of such awards), or such lower amount as the Nominating Committee determines, to each non-employee director of LP. The phantom shares vest in full on the earliest to occur of five years following the grant date, upon the director’s death, disability or retirement (as defined), or a change of control of LP. If the director ceases to be a director before the restrictions lapse, the phantom shares are forfeited. Upon vesting, the director will receive a lump sum cash payment equal to the number of shares granted times the then current market value of the Common Stock. Prior to 2011, each director received restricted stock shares or units under the 2000 Non-Employee Director Restricted Stock plan. At December 31, 2012, LP’s outside directors held shares of restricted stock or restricted stock units as follows: Mr. Cook, 10,137 shares; Mr. Dunham, 10.517 shares; Mr. Frierson, 10,955 shares; Ms. Gottung, 10,299 shares; Mr. Landgraf, 10,150 shares; Mr. McCoy, 10,299 shares; Mr. Watson, 10,137 units; and Mr. Weaver, 5,695 shares.

(3)	The amounts shown reflect the fair value as of the date of grant with respect to grants of nonqualified stock options under LP’s 1992 Non-Employee Director Stock Option Plan. Assumptions used in calculating the fair value are described in Note 14 to LP’s audited financial statements included in its 2011 Form 10-K, except that assumptions regarding forfeiture are ignored. The plan provides for the automatic grant each year (with certain exceptions) of options to purchase shares of Common Stock to non-employee directors on the anniversary date of that director’s most recent prior grant. Each option granted under the plan entitles the holder to purchase that number of shares of Common Stock such that the award has an option value of $40,000, or such lower value as determined by the Nominating Committee, on the date of grant at an exercise price equal to 100% of the fair market value (as defined) of a share of Common Stock on the date of grant. Each option becomes exercisable as to 10% of the shares covered by the option every three months following the date of grant until vested in full. Options become immediately exercisable in full upon the death of the holder or upon the occurrence of a change of control of LP. To the extent not fully vested, an option will become exercisable in full upon the director’s retirement as of the first annual meeting of stockholders after the director attains age 75. Each option expires 10 years after the date of grant, subject to earlier termination if the holder ceases to be a member of the Board of Directors. At December 31, 2012, LP’s outside directors held stock options as follows: Mr. Cook, 58,881 shares; Mr. Dunham, 49,386 shares; Mr. Frierson, 56,292 shares; Ms. Gottung, 44,473 shares; Mr. Landgraf, 46,934 shares; Mr. McCoy, 58,650 shares; Mr. Watson, 54,098 shares; and Mr. Weaver, 25,644 shares.

RELATED PERSON TRANSACTIONS

LP has adopted a policy requiring review by the Board of potential conflicts of interest, including transactions between LP and certain related persons. A written copy of the policy is available on LP’s website at www.lpcorp.com by clicking on “About LP,” then “Investor Relations,” then “Corporate Governance.”

Under the policy, a conflict of interest means any situation in which the personal interests of an employee, officer, or director are potentially in conflict with the interests of LP. The policy applies to all transactions between LP and business entities affiliated with LP’s officers and directors.

The policy requires potential conflicts of interest involving a member of the Board or LP’s Chief Executive Officer to be reviewed by the full Board. The policy requires potential conflicts of interest involving an executive officer (other than the Chief Executive Officer) to be reviewed by the Board and the Chief Executive Officer. Upon review of the conflict of interest, the Board or Chief Executive Officer, as applicable, is required to determine whether the transaction or relationship may proceed. Both disclosure of the potential conflict by the interested party and the results of any review by the Board or Chief Executive Officer are required to be communicated in writing. Approval of any transaction or relationship may be conditioned on implementation of safeguards, controls, or limitations on the individual’s involvement in the transaction or relationship. Ongoing conflicts are reviewed under the policy annually.

In addition, the Audit Committee’s charter provides that it will, on an annual basis and at such other times as may be requested by the Board, review completed and proposed transactions between LP and any current or former director or executive officer of LP (including transactions involving family members or affiliates of directors or executive officers). The purpose of the Audit Committee’s review is to help the Board determine if directors are independent, identify potential conflicts of interest, and identify related person transactions required to be disclosed in LP’s proxy materials under applicable SEC disclosure requirements. The Audit Committee in 2012 determined that there were no related person transactions that affect the independence of any of LP’s outside directors or that require disclosure in this proxy statement.

STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the Annual Meeting of Stockholders of LP in 2014, and who wishes to have the proposal included in LP’s proxy materials for that meeting, must deliver the proposal to the Corporate Secretary of LP no later than November 18, 2013. Any such proposal must meet the informational and other requirements set forth in the SEC’s rules and regulations in order to be eligible for inclusion in the proxy materials for that meeting.

LP’s bylaws also provide that no business may be brought before an annual meeting except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder of record who has delivered written notice thereof to the Chairman by the deadline specified in the bylaws. In the case of next year’s annual meeting, this notice must be received by LP no later than January 31, 2014. Such notice must include the information required by the SEC’s rules for stockholder proposals presented for inclusion in LP’s proxy materials. The meeting chairman may, if the facts warrant, determine that any such business was not properly brought before the meeting and so declare to the meeting, in which case such business shall not be transacted.

GENERAL

The cost of soliciting proxies will be borne by LP. In addition to the solicitation of proxies by the use of the mails, some of the officers and regular employees of LP, without extra compensation, may solicit proxies personally or by other means such as telephone, telecopier, or e-mail.

LP will request brokers, dealers, banks, voting trustees, and their nominees who hold Common Stock of record to forward soliciting material to the beneficial owners of such stock and will reimburse such record holders for their reasonable expenses in forwarding material.

Annex A

LOUISIANA-PACIFIC CORPORATION

2013 OMNIBUS STOCK AWARD PLAN

Effective May 3, 2013

LOUISIANA-PACIFIC CORPORATION

2013 OMNIBUS STOCK AWARD PLAN

ARTICLE 1. ESTABLISHMENT AND PURPOSE

1.1 Establishment.  The 2013 Omnibus Stock Award Plan (the “Plan”) will become effective on the date on which the Plan is approved by the Louisiana-Pacific Corporation stockholders (“Effective Date”). If the stockholders approve the Plan, then the Louisiana-Pacific Corporation Amended and Restated 1997 Incentive Stock Award Plan, the Louisiana-Pacific Corporation 1992 Non-Employee Director Stock Option Plan, the Louisiana-Pacific Corporation 2000 Non-Employee Director Restricted Stock Plan, and the 2011 Non-Employee Director Phantom Share Plan (collectively referred to as the “Prior Plans”) will terminate on the Effective Date, and no new awards may be granted under such Prior Plans; provided that each such Prior Plan shall continue to govern awards outstanding as of the date of such Prior Plan’s termination and such awards shall continue in force and effect until terminated pursuant to their respective terms. Nothing herein is intended to alter or amend any outstanding award agreement for grants under the Prior Plans.

1.2 Purpose.  The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by aiding the Corporation in attracting, retaining, and motivating employees, officers, and directors, and to further enhance the mutuality of interests between such employees, officers and directors and Louisiana-Pacific Corporation’s stockholders. The Plan is designed to serve this purpose by periodically granting equity-based awards and encouraging employees, officers, and directors to acquire and maintain an ownership interest in Louisiana-Pacific Corporation.

ARTICLE 2. DEFINITIONS

2.1 Defined Terms.  The following definitions are applicable to the Plan:

“Administrator” means the Board of Directors (“the Board”) of Louisiana-Pacific Corporation to the extent the Board has retained authority and responsibility as administrator of the Plan. “Administrator” shall also mean a Board committee to the extent such Board committee has been delegated authority and responsibility by the Board.

“Award” means an award or grant made to a Participant pursuant to the Plan.

“Award Agreement” means an agreement as described in Section 6.4 of the Plan.

“Board” means the Board of Directors of the Corporation.

“Change of Control” means:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the “Outstanding Corporation Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (iv) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section; or

(b) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) Consummation by the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section will be construed to refer to the successor provision to such Code section.

“Common Stock” means the common stock, $1 par value, of the Corporation or any security of the Corporation issued in substitution, exchange, or lieu thereof, adjusted as provided in Article 12 (Adjustments upon Certain Changes in Capitalization).

“Corporation” or “Louisiana-Pacific Corporation” means Louisiana-Pacific Corporation, a Delaware corporation, or any successor corporation thereto, and each and every Subsidiary.

“Director” means a member of the Board.

“Disability” means the absence of the Participant from the Participant’s duties on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Corporation and acceptable to the Participant or the Participant’s legal representative.

“Effective Date” has the meaning in Section 1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Exchange Act section will be construed to refer to the successor provision to such Exchange Act section.

“Extraordinary Distribution” means a dividend or other distribution payable in cash or other with respect to the Corporation's Common Stock where the aggregate amount or value of the dividend or distribution exceeds 5% of the aggregate Fair Market Value of all outstanding Common Stock as of the business day immediately preceding the date the dividend or distribution is declared by the Board.

“Fair Market Value” means on any given date, the closing price per share of Common Stock as reported for such day by the principal exchange or trading market on which Common Stock is traded (as determined by the Administrator) or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded. If the Common Stock is not listed on a stock exchange or if trading activities for Common Stock are not reported, the Fair Market Value will be determined by the Board or an Administrator, consistent with applicable legal requirements (including, if applicable, the requirements of Code Section 409A).

“Non-Employee Director” means a director of the Corporation who meets the definition of a “non-employee director” under Rule 16b-3(b)(3) promulgated under the Exchange Act.

“Participant” means an employee, officer or director of the Corporation who is granted an Award under the Plan.

“Plan” means the Louisiana-Pacific Corporation 2013 Omnibus Stock Award Plan, as set forth herein and as it may be hereafter amended from time to time.

“Prior Plans” has the meaning in Section 1.1.

“Restricted Stock” means a Share that is subject to a risk of forfeiture or restrictions on transfer or both a risk of forfeiture and restrictions on transfer.

“Restricted Stock Unit” means a contractual right to receive a payment and/or Share(s) equal to the Fair Market Value of one Share that is subject to a risk of forfeiture or restrictions on transfer or both a risk of forfeiture and restrictions on transfer.

“Retirement” means, except as otherwise determined by the Administrator and set forth in an Award Agreement, termination of employment or service with the Corporation as a result of early or normal retirement in accordance with the terms of a retirement plan maintained by the Corporation.

“Share” means a share of the Corporation’s Common Stock.

“Subsidiary” means with respect to the Corporation, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by the Corporation or one or more of the other Subsidiaries of the Corporation or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Corporation or one or more Subsidiaries of the Corporation or a combination thereof.

“Vest” or “Vested” means:

(a) In the case of an Award that requires exercise, to be or to become immediately and fully exercisable and free of all restrictions;

(b) In the case of an Award that is subject to forfeiture, to be or to become nonforfeitable, freely transferable, and free of all restrictions;

(c) In the case of an Award that is required to be earned by attaining specified performance goals, to be or to become earned and nonforfeitable, freely transferable, and free of all restrictions; or

(d) In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, exercise, or option, to be or to become immediately payable and free of all restrictions.

ARTICLE 3. ADMINISTRATION AND AUTHORITY

3.1 General.  The Plan will be administered by the Board which may delegate its powers and duties to one or more committees of the Board. The Board or Board committee with authority under this Plan will be referred to as Administrator for each of their authorized powers. Any exercise of authority with respect to the administration of awards to officers (as described for purposes of Section 16 of the Exchange Act) shall be by Non-Employee Directors and will be subject to the requirements of Rule 16b-3 promulgated under the Exchange Act, the rules of the principal stock exchange on which the Common Stock is traded, and other applicable laws and regulations.

3.2 Administration.  In addition to the authority specifically granted to the Administrator in section 3.3 of this plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (a) interpret the provisions of this Plan; (b) prescribe, amend and rescind rules and regulations relating to this Plan; (c) correct any defect, supply any omission, or reconcile any inconsistency in any Award or Award Agreement in the manner and to the extent it deems desirable to carry this Plan into effect; and (d) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

3.3 Authority.  Subject to the terms of the Plan, the Administrator will select the Participants, determine the types of Awards to be granted to Participants, determine the Shares or Share units subject to Awards, and determine the terms and conditions of individual Award Agreements. The Administrator shall have the authority to amend any outstanding Awards or agreements relating to outstanding Awards, provided that no amendment shall be made that would materially and adversely affect the rights of any Participant without his or her consent.

3.4 Liability and Indemnification.  No officer or director will be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant. To the maximum extent permitted by law, the Corporation shall indemnify and hold harmless each officer and director from and against (a) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Award except for actions taken in bad faith or failures to act in bad faith, and (b) any and all amounts paid by him to her in settlement thereof, with the Corporation’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her, provided that such member shall give the Corporation an opportunity, at its own expense, to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s certificate of incorporation, bylaws, by contract, as a matter of law or otherwise or under any other power that the Corporation may have to indemnify or hold harmless each such person.

ARTICLE 4. DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

4.1 Duration of the Plan.  The Plan will remain in effect until the earliest to occur of (a) ten years after the Effective Date, (b) the date on which Awards have been granted covering all available Shares and all outstanding Awards have been exercised, settled, or terminated in accordance with the terms of the applicable Award Agreement(s), and (c) the date as of which the Plan is otherwise terminated by the Board. Termination of the Plan will not affect outstanding Awards.

4.2 General Limit on Awards.  Subject to adjustment pursuant to Article 12 (Changes in Capitalization) of the Plan, the maximum number of Shares for which Awards may be granted under the Plan may not exceed the total of 2,000,000 Shares increased by the number of shares of Common Stock remaining available for issuance under the 1997 Incentive Stock Award Plan (ISAP) as of the Effective Date.

4.3 Additional Limits on Specific Awards.  Subject to adjustment pursuant to Article 12 (Changes in Capitalization) of the Plan, Awards under the Plan are subject to the following additional limits:

(a) The aggregate number of Shares that may be made subject to stock options and stock appreciation rights granted under the Plan to any individual Participant during any one calendar year may not exceed 1,000,000 Shares.

(b) The maximum aggregate number of Shares that may be issued or transferred pursuant to incentive stock options granted under the Plan is 2,000,000 Shares.

(c) The maximum number of Shares that may be made subject to Awards granted under Article 9 (Performance Shares) to a Participant who is, or is determined by the Administrator to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (or any successor provision) (a “Covered Employee”), which Awards are intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code, during any one calendar year may not exceed 500,000 Shares.

(d) The maximum number of Shares that may be made the subject of Awards granted under Article 10 (Restricted Stock) to a Covered Employee, which Awards are intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code, during any one calendar year may not exceed 500,000 Shares.

(e) The maximum number of Shares that may be made subject to Awards granted under Article 11 (Other Stock Awards) to a Covered Employee, which Awards are intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code, during any one calendar year may not exceed 500,000 Shares.

4.4 Stock Subject to Plan.

(a) Subject to section 4.2, the total number of Shares that may be delivered pursuant to Awards shall be 2,000,000. Additionally, the number of Shares available for delivery under the Plan shall be adjusted as provided in Article 12. Shares delivered under the Plan may be authorized but unissued shares or treasury shares that the Corporation acquires in the open market, in private transactions or otherwise.

(b) In calculating the number of Shares that remain available for delivery pursuant to Awards at any time, the following rules shall apply:

(1) The number of Shares available for delivery shall be reduced by the number of Shares subject to an Award and, in the case of an Award that is not denominated in Shares, the number of Shares actually delivered upon payment or settlement of the Award.

(2) The number of Shares tendered (by actual delivery or attestation) or withheld from an Award to pay the exercise price of the Award or to satisfy any tax withholding obligation or liability of a Participant shall be added back to the number of Shares available for delivery pursuant to Awards.

(3) The number of Shares in respect of any portion of an Award that is canceled or that expires without having been paid or settled by the Corporation shall be added back to the number of Shares available for delivery pursuant to Awards to the extent such Shares were counted against the Shares available for delivery pursuant to clause (1).

(4) If an Award is settled or paid by the Corporation in whole or in part through the delivery of consideration other than Shares, or by delivery of fewer than the full number of Shares that was counted against the Shares available for delivery pursuant to clause (1) there shall be added back to the number of Shares available for delivery pursuant to Awards the excess of the number of Shares that had been so counted over the number of Shares (if any) actually delivered upon payment or settlement of the Award.

ARTICLE 5. ELIGIBILITY

Directors, officers, and employees of the Corporation who, in the judgment of the Administrator, are or will be contributors to the long-term success of the Corporation will be eligible to receive Awards under the Plan. The mere status of an individual as an employee, Director or otherwise, shall not entitle such individual to an Award hereunder.

ARTICLE 6. AWARDS

6.1 Types of Awards for Officers and other Employees.  Awards for officers and other employees under the Plan may consist of: stock options (either incentive stock options, within the meaning of Section 422 of the Code, or nonstatutory stock options), stock appreciation rights, performance shares, restricted stock grants, and other stock-based awards (as described in Article 11 (Other Stock-Based and Combination Awards) of the Plan). Awards of performance shares and restricted stock may provide the Participant with dividends and voting rights prior to Vesting. Awards under the Plan will not include stock-based awards issued by the Corporation in the conversion or replacement of, or in substitution or exchange for, outstanding stock-based awards previously issued by a corporation or other business entity (not including a Subsidiary) acquired by the Corporation or otherwise a party to a merger or other business combination transaction with the Corporation.

6.2 Types of Awards for Non-Employee Directors.  Awards for non-employee Directors under the Plan may consist of: nonstatutory stock options (but not incentive stock options, within the meaning of Section 422 of the Code), stock appreciation rights, and restricted stock grants. Awards of restricted stock may provide the Participant with dividends or dividend equivalents and voting rights prior to Vesting. Awards under the Plan will not include stock-based awards issued by the Corporation in the conversion or replacement of, or in substitution or exchange for, outstanding stock-based awards previously issued by a corporation or other business entity (not including a Subsidiary) acquired by the Corporation or otherwise a party to a merger or other business combination transaction with the Corporation.

6.3 Canadian Residents.  Restricted Stock Units may be awarded to officers, other employees or non-employee Directors who are residents of Canada and may provide the Participant with dividend equivalents prior to Vesting.

6.4 Award Agreements.  Each Award will be evidenced by a written Award Agreement between Corporation and the Participant. Award Agreements may, subject to the provisions of the Plan, contain any provision approved by the Administrator, including Vesting requirements, exercise price, performance criteria, exercise and/or distribution provisions, and forfeiture provisions applicable to the Award. Any Award Agreement may make provision for any matter that is within the discretion of the Administrator or may retain the Administrator's discretion to approve or authorize any action with respect to the Award during the term of the Award Agreement.

6.5 Nonuniform Determinations.  The Administrator's determinations under the Plan or under one or more Award Agreements, including without limitation, (a) the selection of Participants to receive Awards, (b) the type, form, amount, and timing of Awards, (c) the terms of specific Award Agreements, (d) Vesting of an Award, (e) the status of the Award (whether or not Vested) after termination of employment or service, and (f) elections and determinations made by the Administrator with respect to exercise or payments of Awards, need not be uniform and may be made by the Administrator selectively among Participants and Awards, whether or not Participants are similarly situated. The Administrator may impose restrictions, including confidentiality, non-compete and non-solicitation restrictions, on the grant, Vesting, exercise and/or payment of any Award, as the Administrator deems appropriate.

6.6 Provisions Governing All Awards.  All Awards will be subject to the following provisions:

(a) Transferability. Except as otherwise provided in this Section 6.6(a), each Award (but not Shares issued following Vesting or exercise of an Award) will not be transferable other than by will or the laws of descent and distribution and Awards requiring exercise will be exercisable during the lifetime of the

Participant only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant's guardian or legal representative. Notwithstanding the foregoing, the Administrator, in its discretion, may include in any Award Agreement a provision that the Award is transferable, without payment of consideration, to immediate family members of the Participant or to a trust for the benefit of or a partnership composed solely of such family members, but in no event will any Award granted under the Plan be transferred for value.

(b) Employment Rights. Neither the adoption of the Plan nor the granting of any Award will confer on any person the right to continued employment with the Corporation, nor will it interfere in any way with the right of the Corporation to terminate such person's employment at any time for any reason, with or without cause.

(c) Effect of Change in Control. The Administrator may, in its discretion, include in any Award Agreement a provision that, upon the effective date of a Change in Control of Corporation, all or a specified portion of the Award (i) will become fully Vested, (ii) will terminate, or (iii) may be converted into shares of an acquirer. In any such Change in Control provision, the Administrator may provide whether or to what extent such acceleration in the Vesting of an Award will be conditioned to avoid resulting in an “excess parachute payment” within the meaning of Section 280G(b) of the Code.

(d) Death, Disability and Retirement. Notwithstanding anything to the contrary contained in this Plan, any Award Agreement may provide for the earlier Vesting of the Award in the event of the Retirement, death or disability of the Participant.

6.7 Prohibition on Repricing.  Except for adjustments pursuant to Article 12 (Adjustments upon Certain Changes in Capitalization) hereof, at no time shall the exercise price of a stock option or the grant price of a stock appreciation right granted hereunder be subsequently repriced during the period of its exercisability. For purposes of this Section, repricing means any of the following or any other action that has the same effect:

(a) Lowering the exercise or grant price after the stock option or stock appreciation right is granted or granting replacement stock options or stock appreciation rights with lower exercise or grant prices;

(b) Any other action that is treated as a repricing under generally accepted accounting principles; or

(c) Canceling a stock option or stock appreciation right at a time when its exercise or grant price exceeds the Fair Market Value of the underlying Shares, in exchange for cash or another stock-based award, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

ARTICLE 7. STOCK OPTIONS

7.1 General.  Subject to adjustment pursuant to Article 12 of the Plan, the exercise price for each stock option may not be less than 100 percent of the Fair Market Value of the Common Stock on the date of grant. Stock options will be exercisable for such period as specified by the Administrator in the applicable Award Agreement, but in no event may options be exercisable for a period of more than ten years after their date of grant. No award of stock options will include the right to receive dividends or dividend equivalents.

7.2 Exercise.  The exercise price of each Share as to which a stock option is exercised must be paid in full at the time of exercise. The Administrator may, in its discretion, provide in any Award Agreement for a stock option that payment of the exercise price may be made:

(a) in cash;

(b) by tender of Shares owned by the Participant valued at Fair Market Value as of the date of exercise, subject to such guidelines for the tender of Shares as the Administrator may establish;

(c) in Shares otherwise issuable to Participant upon exercise of the stock option valued at Fair Market Value as of the date of exercise (“Net Exercise”);

(d) in such other consideration as the Administrator deems appropriate; or

(e) in a combination of cash, shares of Common Stock (whether then owned or issuable on exercise), and such other consideration as the Administrator deems appropriate.

7.3 Incentive Stock Options.  In the case of an Option designated as an incentive stock option for an employee of the Corporation, the terms of the option and the Award Agreement must conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such incentive stock option is granted.

ARTICLE 8. STOCK APPRECIATION RIGHTS

8.1 Stock appreciation rights may be granted in tandem with a stock option, in addition to a stock option, or may be freestanding and unrelated to a stock option. Stock appreciation rights granted in tandem or in addition to a stock option may be granted either at the same time as the stock option or at a later time. A stock appreciation right will entitle the Participant to receive from the Corporation an amount equal to the increase in the Fair Market Value of a Share on the exercise of the stock appreciation right over the grant price. Subject to adjustment pursuant to Article 12 (Adjustments upon Certain Changes in Capitalization) of the Plan, the grant price for each stock appreciation right may not be less than 100 percent of the Fair Market Value of the Common Stock on the date of grant, and in no event may stock appreciation rights be exercisable for a period of more than ten years after their date of grant. The Administrator may determine in its discretion whether the stock appreciation right may be settled in cash, Shares, or a combination of cash and Shares. No award of stock appreciation rights will include the right to receive dividends or dividend equivalents.

ARTICLE 9. PERFORMANCE SHARES

9.1 General.  Performance shares may be granted in the form of actual Shares or Share units having a value equal to Shares. An Award of performance shares will be granted to a Participant subject to such terms and conditions set forth in the Award Agreement as the Administrator deems appropriate, including, without limitation, the condition that the performance shares or a portion thereof will Vest only in the event specified performance goals are met within a specified performance period of not less than one year, and as further set forth in the Award Agreement. An Award Agreement for a performance share Award may also, in addition to specifying performance goals, condition Vesting of such Award on continued employment for a period specified in the Award Agreement. In the event that a stock certificate is issued in respect of performance shares, the certificate will be registered in the name of the Participant but will be held by the Corporation until the time the performance shares become Vested. The performance conditions and the length of the performance period will be determined by the Administrator subject to the minimum limits described in this paragraph. The Administrator may, in its discretion, reduce or eliminate the Vesting of performance shares if, in the Administrator's judgment, it determines that the Vesting of the performance share Award is not appropriate given actual performance over the applicable performance period. The Administrator, in its sole discretion, may provide in an Award Agreement whether performance shares granted in the form of Share units will be paid in cash, Shares, or a combination of cash and Shares. Any performance share Award may provide for the payment of dividends or dividend equivalents to the holder thereof either in cash or in Shares, subject in all cases to deferral and payment on a contingent basis based on the Participant's earning of the performance shares with respect to which such dividends or dividend equivalents are paid.

9.2 Performance Goals for Executive Officers. The performance goals for performance share awards granted to executive officers of the Corporation may relate to corporate performance, business unit performance, or a combination of both.

Corporate performance goals will be based on financial performance goals related to the performance of Corporation as a whole and may include one or more measures related to earnings, profitability, efficiency, or return to stockholders such as earnings per share, operating profit, stock price, costs of production, cash flow, revenue growth, return on equity, return on assets, return on invested capital, or other measures.

Business unit performance goals will be based on a combination of financial goals and strategic goals related to the performance of an identified business unit for which a Participant has responsibility. Strategic goals for a business unit may include one or a combination of objective factors relating to success in implementing strategic plans or initiatives, introductory products, constructing facilities, or other identifiable objectives. Financial goals for a business unit may include the degree to which the business unit achieves one or more objective measures related to its revenue growth, earnings, profitability, efficiency, operating profit, costs of production, cash flow, return on equity, return on assets, return on invested capital, or other measures.

Any corporate or business unit goals may be expressed as absolute amounts or as ratios or percentages. Success may be measured against various standards, including budget targets, improvement over prior periods, and performance relative to other companies, business units, or industry groups.

ARTICLE 10. RESTRICTED STOCK

Restricted stock may be granted in the form of actual Shares, Share units having a value equal to Shares, or other rights to receive Shares in the future. A restricted stock Award will be subject to such terms and conditions set forth in the Award Agreement as the Administrator deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer, or other disposition of such restricted stock and provisions that such restricted stock, Share units or other rights to receive Shares be forfeited upon termination of the Participant's employment for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement. The Award Agreement for a restricted stock Award may also, in addition to conditioning Vesting of the Award on continued employment (in no case for an employee of the Corporation will such Vesting period be less than three years, but Vesting may occur ratably over such three-year period, and in no case for a non-employee Director will such Vesting period be less than one year), further condition Vesting on attainment of performance goals (in no case will such Vesting period be less than one year). Such Awards will be subject to the same limitations on types of performance goals as provided in Article 9 of the Plan. In the event that a stock certificate is issued in respect of restricted stock, such certificate will be registered in the name of the Participant but will be held by the Corporation until the end of the restricted period. The employment conditions and the length of the period for Vesting of restricted stock Awards will be established by the Administrator at the time of grant and set forth in the Award Agreement. The Administrator, in its sole discretion, may provide in an Award Agreement whether restricted stock granted in the form of Share units will be paid in cash, Shares, or a combination of cash and Shares. Any restricted stock Award may provide for the payment of dividends or dividend equivalents to the holder thereof either in cash or in Shares, provided that dividends or dividend equivalents on restricted stock Awards that Vest on attainment of performance goals will be deferred until and paid contingent upon the achievement of the applicable performance goals.

ARTICLE 11. OTHER STOCK-BASED AND COMBINATION AWARDS

The Administrator may grant other Awards under the Plan pursuant to which Shares are or may in the future be acquired, or Awards denominated in or measured by Share equivalent units, including Awards valued using measures other than the market value of Shares. For such other stock-based awards that are granted to executive officers of the Corporation and that condition Vesting of such Awards, in whole or in part, on attaining performance goals, such Awards will be subject to the same limitations on types of performance goals as provided in Article 9 of the Plan. The Administrator may also grant Awards under the Plan in tandem or combination with other Awards or in exchange for Awards, or in tandem or combination with, or as alternatives to, grants or rights under any other employee plan of the Corporation.

ARTICLE 12. ADJUSTMENTS UPON CERTAIN CHANGES IN CAPITALIZATION

In the event of a stock split (including a reverse stock split), a stock dividend or an Extraordinary Distribution affecting the Corporation's Common Stock, the Administrator will adjust, proportionally, the number and kind of Shares or other securities issued or reserved for issuance pursuant to the Plan, the limits on Awards to Participants, and the terms of outstanding Awards to reflect the effect of such stock split, stock dividend or Extraordinary Distribution.

In the event of any merger or consolidation, separation (including a spin-off), reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), partial or complete liquidation, or other corporate transaction or change in capitalization affecting the Common Stock not specifically addressed above (a “Material Business Event”), the Administrator in its sole discretion shall make such substitution or adjustment, if any, that it deems to be equitable as to the number and kind of Shares or other securities issued or reserved for issuance pursuant to the Plan or outstanding Awards, to the limits on outstanding Awards to Participants, to the exercise price or grant price applicable to outstanding Awards, the amount and type of payment to be received under outstanding Awards, and any other revisions to outstanding Awards to reflect the effect of such event. Additionally, upon any such Material Business Event, the Administrator, in its sole discretion, shall make appropriate adjustments and modifications in the terms and conditions of outstanding Awards under this Plan, including modifications and accelerations of Vesting provisions, performance goals or targets and restriction periods. The determination of the occurrence of a Material Business Event, as well the appropriate adjustments or modifications, shall be made in the sole discretion of the Administrator, and its determinations shall be conclusive and binding on all interested parties, including Participants under this Plan.

ARTICLE 13. AMENDMENT AND TERMINATION

The Board may amend, modify, suspend, add to, or terminate the Plan or any portion of the Plan at any time, provided no amendment may be made without stockholder approval if such approval is required by applicable law or the requirements of an applicable stock exchange. No amendment to the Plan will be deemed to be an amendment to any outstanding Award issued prior to such amendment; provided, however, that the Administrator may amend any outstanding Award in whole or in part from time to time. Any such amendment which the Administrator determines, in its sole discretion, to be necessary or appropriate to conform the Award to, or otherwise satisfy, any legal requirement (including, without limitation, the provisions of Code Section 162(m) and Code Section 490A or the regulations or rulings promulgated thereunder), may be made retroactively or prospectively and without the approval or consent of the Participant. Additionally, the Administrator may, without the approval or consent of the Participant, make adjustments in the terms and conditions of an Award in recognition of unusual or nonrecurring events affecting the Corporation or the financial statements of the Corporation in order to prevent the dilution or enlargement of the benefits intended to be made available pursuant to the Award; provided, that no adjustment will be made where such action would result in the loss of the otherwise available exemption for the Award under Section 162(m) of the Code.

ARTICLE 14. MISCELLANEOUS

14.1 Tax Withholding.  The Corporation will have the right to deduct from any settlement of any Award under the Plan, including the delivery or Vesting of Shares, any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Corporation to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan must make arrangements satisfactory to the Corporation for the satisfaction of any such withholding tax obligations. The Corporation will not be required to make any such payment or distribution under the Plan until such obligations are satisfied. The Board or the committee of the Board designated to administer the Plan, in its discretion, may permit a Participant to satisfy the Participant's federal, state, or local tax, or tax withholding obligations with respect to an Award by having the Corporation retain the number of

Shares having a Fair Market Value equal to the amount of taxes or withholding taxes. In no event will the fair market value of the Common Stock to be retained pursuant to this Section 14.1 to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld.

14.2 Code Section 409A.  Notwithstanding anything to the contrary contained in this Plan, to the extent that the Administrator determines that any Award granted under this Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the agreement evidencing such Award shall incorporate terms and conditions that are intended to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under applicable law (and unless otherwise stated in the applicable Award Agreement), this Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a) and any Department of Treasury Regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance”). Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes “deferred compensation” under Section 409A and the Guidance is a “specified employee” (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A and the Guidance) or, if earlier, the date of the Participant’s death.

14.3 Securities Law Restrictions.  No Shares will be issued under the Plan unless counsel for the Corporation is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Administrator may postpone any grant, exercise, Vesting or payment of an Award for such time as the Administrator in its sole discretion may deem necessary in order to permit the Corporation (a) to effect, amend or maintain any necessary registration of the Plan or the Shares issuable pursuant to the Award under application federal and state securities laws; (b) to take any action in order to (i) list such Shares on a stock exchange if the Shares are not then listed on such exchange, or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its Shares; (c) to determine that such Shares are exempt from such registrations or that no action of the kind referred to in (b)(ii) above needs to be taken; (d) to comply with any other applicable law; or (e) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period. Any such postponement shall not extent the term of the Award and neither the Corporation nor its directors or officers nor the Administrator shall have any obligation or liability to any Participant or to any other person with respect to Shares or payments as to which the Award shall lapse because of such postponement.

14.4 No Trust Relationship.  Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or shall be construed to create a trust or any kind, or a fiduciary relationship between the Corporation, the Administrator or any officers or directors, on the other hand, and any Participant or any other person or entity on the other hand.

14.5 Governing Law.  Except with respect to references to the Code or federal securities laws, the Plan and all actions taken thereunder will be governed by and construed in accordance with the laws of the state of Tennessee.

ARTICLE 15. STOCKHOLDER APPROVAL

The Plan was approved by the Board on March 18, 2013, and is submitted for approval by stockholders at the 2013 annual meeting of stockholders.

LOUISIANA-PACIFIC CORPORATION 414 UNION STREET SUITE 2000 NASHVILLE, TN 37219

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M53675-P33585-K35275                         KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LOUISIANA-PACIFIC CORPORATION				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote
FOR the following:
Vote on Directors:				☐	☐	☐
1.	Election of Class I Directors
Nominees:
	01)	Lizanne C. Gottung
	02)	Dustan E. McCoy
	03)	Colin D. Watson
Vote on Proposals
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.									For	Against	Abstain
2.	Ratification of the selection of Deloitte & Touche LLP as LP’s independent auditor for 2013.								☐	☐	☐
3.	Advisory vote on executive compensation.								☐	☐	☐
4.	Approval of the Louisiana Pacific Corporation 2013 Omnibus Stock Award Plan.								☐	☐	☐
NOTE: This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of directors and FOR proposals 2, 3 and 4.
If any other matters properly come before the meeting, this proxy will be voted by the proxies named herein in accordance with their best judgment.
For address changes and/or comments, please check this box and write them on the back where indicated.						☐
Please indicate if you plan to attend this meeting.				☐	☐
				Yes	No
Please sign exactly as your name appears hereon. If signing for an estate, trust, or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Annual Meeting of Stockholders

LOUISIANA-PACIFIC CORPORATION

MAY 3, 2013

The Annual Meeting of Stockholders of Louisiana-Pacific Corporation will be held at 9:30 A.M. on May 3, 2013, at Louisiana-Pacific Corporate Headquarters, 414 Union Street, Suite 2000, Nashville, Tennessee. Your voted proxy card should be detached and returned as soon as possible in the enclosed postage-paid envelope

Mark A. Fuchs

Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M53676-P33585-K35275

LOUISIANA-PACIFIC CORPORATION Proxy Solicited on Behalf of the Board of Directors for Annual Meeting May 3, 2013

The undersigned hereby constitutes and appoints Archie W. Dunham and Daniel K. Frierson, each of them, his or her true and lawful agents and proxies, each with full power of substitution, to represent and vote the common stock of Louisiana-Pacific Corporation (“LP”), which the undersigned may be entitled to vote at the Annual Meeting of LP Stockholders to be held May 3, 2013, or at any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. You need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. By signing on the reverse, you acknowledge receipt of the 2013 Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and revoke all proxies heretofore given by you to vote at said meeting or any adjournment thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholders Meeting to Be Held on May 3, 2013.

LOUISIANA-PACIFIC CORPORATION

LOUISIANA-PACIFIC CORPORATION 414 UNION STREET SUITE 2000 NASHVILLE, TN 37219

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 4, 2013
Date: May 3, 2013 Time: 9:30 AM CDT
Location: Louisiana-Pacific Corporate Headquarters
414 Union Street Suite 2000 Nashville, Tennessee 37219
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2013 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that
you vote FOR the following:

1.	Election of Class I Directors

Nominees:

	01)	Lizanne C. Gottung
	02)	Dustan E. McCoy
	03)	Colin D. Watson

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2.	Ratification of the selection of Deloitte & Touche LLP as LP’s independent auditor for 2013.

3.	Advisory vote on executive compensation.

4.	Approval of the Louisiana Pacific Corporation 2013 Omnibus Stock Award Plan.

If any other matters properly come before the meeting, this proxy will be voted by the proxies named herein in accordance with their best judgment.